     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2001


                                                       REGISTRATION NO. 33-11023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

                             REGISTRATION STATEMENT

                                     UNDER

                   THE SECURITIES ACT OF 1933          /X/

                  PRE-EFFECTIVE AMENDMENT NO.          / /

                POST-EFFECTIVE AMENDMENT NO. 23        /X/

                             AND/OR
                     REGISTRATION STATEMENT
                             UNDER
               THE INVESTMENT COMPANY ACT OF 1940      /X/

                        AMENDMENT NO. 24


                            ------------------------

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                           (Exact name of registrant)

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                              (Name of depositor)

                    320 PARK AVENUE NEW YORK, NEW YORK 10022
     (Address of Depositor's Principal Executive Office including zip code)

       Depositor's telephone number, including area code: (212) 224-1600

                             PATRICK A. BURNS, ESQ.
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                    (Name and address of agent for service)

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                            ------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE SPACE)


/ /        immediately upon filing pursuant to paragraph (b) of
           Rule 485
/X/        on May 1, 2001 pursuant to paragraph (b) of Rule 485
/ /        60 days after filing pursuant to paragraph (a) of Rule 485
/ /        on (date) pursuant to paragraph (a) of Rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET
                   (FILE NO. 33-11023, THRIFT PLAN CONTRACTS)
--------------------------------------------------------------------------------


                   FORM N-4 ITEM                             PROSPECTUS CAPTION
                   -------------                             ------------------
PART A
 1.  Cover Page................................  Cover Page
 2.  Definitions...............................  Definitions We Use in this Prospectus
 3.  Synopsis..................................  Table of Annual Expenses
 4.  Condensed Financial Information...........  Appendix A: Unit Value Information for the
                                                   Separate Account Funds; Performance
                                                   Information for the Separate Account
                                                   Funds
 5.  General Description of Registrant,
       Depositor, and Portfolio Companies......  About Mutual of America and the Separate
                                                   Account; Underlying Funds Invested in by
                                                   Our Separate Accounts; Your Voting
                                                   Rights for Meetings of the Underlying
                                                   Funds; Administrative Matters
 6.  Deductions................................  Table of Annual Expenses; Charges You or
                                                   Your Employer Will Pay
 7.  General Description of Variable Annuity
       Contracts...............................  Purchasing a Contract and Making
                                                   Contributions; Your Account Balance in
                                                   the Separate Account Funds; Our General
                                                   Account
 8.  Annuity Period............................  You May Obtain an Annuity with Your
                                                   Account Balance
 9.  Death Benefit.............................  Our Payment of Account Balance to You or a
                                                   Beneficiary--Death Benefit during the
                                                   Accumulation Period
10.  Purchases and Contract Value..............  Purchasing a Contract and Making
                                                   Contributions; Your Account Balance in
                                                   the Separate Account Funds; Our General
                                                   Account
11.  Redemptions...............................  Your Account Balance in the Separate
                                                   Account Funds; Our Payment of Account
                                                   Balance to You or a Beneficiary; Where
                                                   to Contact Us and Give Us Instructions
12.  Taxes.....................................  Federal Tax Information for Participants
13.  Legal Proceedings.........................  N/A (see Statement of Additional
                                                 Information)
14.  Table of Contents of the Statement of
       Additional Information..................  Our Statement of Additional Information

                                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                           -------------------------------------------
15.  Cover Page.                                 Cover Page
16.  Table of Contents.........................  Table of Contents
17.  General Information and History...........  N/A
18.  Services..................................  N/A
19.  Purchases of Securities Being Offered.....  Distribution of the Contracts
20.  Underwriters..............................  Distribution of the Contracts
21.  Calculation of Performance Data...........  Yield and Performance Information
22.  Annuity Payments..........................  N/A
23.  Financial Statements......................  Financial Statements

PROSPECTUS
--------------------------------------------------------------------------------

                    VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                FOR THRIFT PLANS

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2
   -------------------------------------------------------------------------

THE CONTRACTS--We offer a group variable accumulation annuity contract (CONTRACT) for use by thrift plans or arrangements (PLANS) of employers in the not-for-profit field (or their associations or trusts). A Plan must:

   -   be qualified under Section 401(a) of the Internal Revenue Code, or

   -   meet the requirements of Section 403(b) of the Internal Revenue Code.

PARTICIPANTS--A PARTICIPANT or YOU means a participating employee under a Contract.

CONTRIBUTIONS--You make Contributions to your Account Balance, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under Federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date you select.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the UNDERLYING FUNDS), which currently are:

   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond and Money Market Funds;


   -   SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International
       Portfolios;


   -   FIDELITY INVESTMENTS-Registered Trademark- VARIABLE INSURANCE PRODUCTS
       FUNDS: Equity-Income Portfolio of the Variable Insurance Products Fund, and Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II;

   -   CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc.;
       and

   - AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable Portfolios, Inc.

WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT
FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Balance in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "Our General Account".


STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated May 1, 2001, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-212-224-1600. We have filed the SAI with the Securities and Exchange Commission and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.


PROSPECTUSES--You should read this Prospectus before you purchase a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are attached to it.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


DATED: MAY 1, 2001

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                              Page
                                                              ----
TABLE OF ANNUAL EXPENSES....................................     1
SUMMARY OF INFORMATION IN THIS PROSPECTUS...................     3
ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT............     7
UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT........     8
CHARGES YOU OR YOUR EMPLOYER WILL PAY.......................    12
    Administrative Charges..................................    12
    Distribution Expense Charge.............................    12
    Expense Risk Charge.....................................    12
    Employer Charges........................................    13
    Expenses of the Underlying Funds........................    13
    Premium Taxes...........................................    13
PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS..............    14
    Purchase of a Contract; Participation...................    14
    Payment of Contributions................................    14
    Limits on Contributions.................................    15
    Allocation of Contributions.............................    15
YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS..........    16
OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY......    17
    Your Right to Transfer Among Investment Alternatives....    17
    Your Right to Make Withdrawals, including by Specified
      Payments..............................................    17
    How to Tell Us an Amount to Transfer or Withdraw........    18
    Loans...................................................    18
    Death Benefit during the Accumulation Period............    18
    Discontinuance of a Contract............................    19
    When We May Postpone Payments...........................    20
YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE.........    21
    Amount of Annuity Payments..............................    21
    Annuity Commencement Date...............................    21
    Available Forms of Annuity..............................    21
    Death Benefit After Annuity Commencement Date...........    22
    Lump Sum for Small Annuity Payments.....................    22
OUR GENERAL ACCOUNT.........................................    23
WHERE TO CONTACT US AND GIVE US INSTRUCTIONS................    24
ADMINISTRATIVE MATTERS......................................    25
    Confirmation Statements to Participants.................    25
    Designation of Beneficiary..............................    25
    Certain Administrative Provisions.......................    25
    Participation in Divisible Surplus......................    26
FEDERAL TAX INFORMATION.....................................    27
YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS.....    31
PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS......    31
FUNDING AND OTHER CHANGES WE MAY MAKE.......................    32
DEFINITIONS WE USE IN THIS PROSPECTUS.......................    33
OUR STATEMENT OF ADDITIONAL INFORMATION.....................    35
APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT
FUNDS.......................................................    37
APPENDIX B: GENERAL ACCOUNT OPERATIONS......................    40


THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE CONTRACTS OTHER THAN THOSE IN THIS PROSPECTUS. A PROSPECTIVE PURCHASER WHO RECEIVES UNAUTHORIZED INFORMATION OR REPRESENTATIONS MUST NOT RELY ON THEM TO MAKE ANY PURCHASE DECISION.

                            TABLE OF ANNUAL EXPENSES
--------------------------------------------------------------------------------


      The first part of the table below shows the expenses of the Separate Account Funds and the second part shows the expenses of the Underlying Funds. The table reflects expenses during the year 2000.


                                              INVESTMENT COMPANY
                           ---------------------------------------------------------                 FIDELITY
                                         ALL AMERICA,        MID-CAP                   ------------------------------------
                                       COMPOSITE, BOND,    EQUITY INDEX                  VIP                        VIP II
                            MONEY     MID-TERM BOND, AND       AND        AGGRESSIVE   EQUITY-         VIP II       ASSET
                            MARKET     SHORT-TERM BOND     EQUITY INDEX     EQUITY      INCOME       CONTRAFUND    MANAGER
                           --------   ------------------   ------------   ----------   --------      ----------    --------
PARTICIPANT TRANSACTION
  EXPENSES
  Sales Load or Deferred
    Sales Load...........    None              None           None            None       None            None        None
  Surrender or Exchange
    Fees.................    None              None           None            None       None            None        None
ANNUAL CONTRACT FEE(1)...   $  24             $  24          $  24           $  24      $  24           $  24       $  24
                            =====             =====          =====           =====      =====           =====       =====
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Expense Risk Fee(2)....     .15%              .15%           .15%            .15%       .15%            .15%        .15%
                            -----             -----          -----           -----      -----           -----       -----
  Account Fees and
    Expenses
      Administrative
        Charges (after
      reimbursement)(3)..     .40%              .40%           .40%            .40%       .30%            .30%        .30%
      Distribution
        Expense Charge...     .35               .35            .35             .35        .35             .35         .35
                            -----             -----          -----           -----      -----           -----       -----
    Total Account Fees
      and Expenses(3)....     .75               .75            .75             .75        .65             .65         .65
                            -----             -----          -----           -----      -----           -----       -----
  TOTAL SEPARATE ACCOUNT
    EXPENSES(2)..........     .90%              .90%           .90%            .90%       .80%            .80%        .80%
                            =====             =====          =====           =====      =====           =====       =====
UNDERLYING FUND ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Management Fees........     .25%              .50%          .125%            .85%       .48%            .57%        .53%
  Other Expenses (after
    reimbursement)(4)....    None              None           None            None        .08             .09         .08
                            -----             -----          -----           -----      -----           -----       -----
  TOTAL UNDERLYING FUND
    EXPENSES (AFTER
    REIMBURSEMENT).......     .25%              .50%          .125%            .85%       .56%(5)         .66%(5)     .61%(5)
                            =====             =====          =====           =====      =====           =====       =====


                                         SCUDDER                   AMERICAN
                           -----------------------------------    CENTURY VP    CALVERT
                           CAPITAL                                 CAPITAL       SOCIAL
                            GROWTH      BOND     INTERNATIONAL   APPRECIATION   BALANCED
                           --------   --------   -------------   ------------   --------
PARTICIPANT TRANSACTION
  EXPENSES
  Sales Load or Deferred
    Sales Load...........    None       None          None            None        None
  Surrender or Exchange
    Fees.................    None       None          None            None        None
ANNUAL CONTRACT FEE(1)...   $  24      $  24         $  24           $  24       $  24
                            =====      =====         =====           =====       =====
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Expense Risk Fee(2)....     .15%       .15%          .15%            .15%        .15%
                            -----      -----         -----           -----       -----
  Account Fees and
    Expenses
      Administrative
        Charges (after
      reimbursement)(3)..     .40%       .40%          .40%            .20%        .40%
      Distribution
        Expense Charge...     .35        .35           .35             .35         .35
                            -----      -----         -----           -----       -----
    Total Account Fees
      and Expenses(3)....     .75        .75           .75             .55         .75
                            -----      -----         -----           -----       -----
  TOTAL SEPARATE ACCOUNT
    EXPENSES(2)..........     .90%       .90%          .90%            .70%        .90%
                            =====      =====         =====           =====       =====
UNDERLYING FUND ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Management Fees........     .46%       .48%          .82%            .98%        .70%
  Other Expenses (after
    reimbursement)(4)....     .03        .10           .14            None         .18
                            -----      -----         -----           -----       -----
  TOTAL UNDERLYING FUND
    EXPENSES (AFTER
    REIMBURSEMENT).......     .49%       .58%          .96%            .98%        .88%(6)
                            =====      =====         =====           =====       =====


   ------------------------------------
  (1) You pay a monthly amount of $2.00, or 1/12 of 1% of your Account Balance for the month if that amount would be less than $2.00. The above table reflects for each Separate Account Fund the full monthly charge, as though you had allocated your entire Account Balance only to that Fund. Your Employer may elect to pay the monthly charge, in which case we will not deduct the charge from your Account Balance. Your Employer must pay a monthly contract charge, which ranges up to $100 per group contract, and a monthly Participant charge of up to $4.00 per Participant. We waive the monthly Participant charge and the monthly Employer charges in some circumstances. SEE "Charges You or Your Employer Will Pay".


  (2) The Separate Account's mortality risk fee of .35% was eliminated as of May 1, 2000.


  (3) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to .20% for administrative expenses, and the transfer agent and distributor for the Fidelity Portfolios reimburse us at an annual rate of .10% for certain services we provide. The administrative expense for the corresponding Separate Account Funds would be .40% if the reimbursement arrangements ended. SEE "Charges You or Your Employer Will Pay--Administrative Charges".

  (4) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. The prospectuses of the Underlying Funds more fully describe the Funds' management fees and other expenses.


  (5) A portion of the brokerage commissions that the Fidelity VIP Equity--Income and VIP II Contrafund Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances reduces custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund Portfolio for 2000 would have been .55% and .63%, respectively.


  (6) "Other Expenses" reflects an indirect fee, and the Portfolio's total operating expenses for 1999 after reductions for fees paid indirectly would be 0.86%.

EXAMPLES
--------------------------------------------------------------------------------

The examples below show the expenses that you would pay, assuming a $1,000 investment and a 5% annual rate of return on assets. We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance at the end of the applicable time period.


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
EXAMPLE FOR INVESTMENT COMPANY EQUITY INDEX AND MID-CAP
 EQUITY INDEX FUNDS
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $13        $42        $ 73       $167
EXAMPLE FOR INVESTMENT COMPANY ALL AMERICA, BOND, SHORT-TERM
 BOND, MID-TERM BOND AND COMPOSITE FUNDS
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $17        $54        $ 95       $215
EXAMPLE FOR INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $21        $65        $114       $260
EXAMPLE FOR INVESTMENT COMPANY MONEY MARKET FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $15        $46        $ 80       $183
EXAMPLE FOR SCUDDER CAPITAL GROWTH FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $17        $54        $ 94       $214
EXAMPLE FOR SCUDDER BOND FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $18        $57        $ 99       $226
EXAMPLE FOR SCUDDER INTERNATIONAL FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $22        $69        $121       $275
EXAMPLE FOR FIDELITY VIP EQUITY-INCOME FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $17        $53        $ 92       $210
EXAMPLE FOR FIDELITY VIP II CONTRAFUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $18        $56        $ 98       $223
EXAMPLE FOR FIDELITY VIP II ASSET MANAGER FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $17        $54        $ 95       $217
EXAMPLE FOR CALVERT SOCIAL BALANCED FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $21        $66        $116       $264
EXAMPLE FOR AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $20        $63        $110       $251



These examples are to assist you in understanding the various costs and expenses that you will pay, directly or indirectly, under a Contract. The examples reflect the expenses of the Separate Account, as well as those of the Underlying Funds, as they were for the year ended December 31, 2000. ACTUAL EXPENSES FOR SUBSEQUENT PERIODS MAY BE GREATER OR LESS THAN THE EXPENSES ON WHICH WE BASED THE EXAMPLES.



We assumed a 5% annual rate of return in the examples for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE. Each example also assumed an annual contract fee of $2.71 per $1,000 of value in the Separate Account Fund, based on an average Account Balance of $8,863. The expenses shown do not include any premium taxes that may be applicable.


ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                   SUMMARY OF INFORMATION IN THIS PROSPECTUS
--------------------------------------------------------------------------------

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACTS WE OFFER
--------------------------------------------------------------------------------


We offer group variable accumulation annuity contracts to assist with retirement and long-term financial planning by not-for-profit organizations and their employees. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS -- PURCHASE OF A CONTRACT; PARTICIPATION." The types of thrift plans or arrangements for which we will issue a Contract are:


1. TAX DEFERRED ANNUITY THRIFT PLAN (CALLED A TDA THRIFT PLAN OR A 403(b) THRIFT PLAN).
We issue Contracts for Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, where your Contributions are "pre-tax". Your Employer usually matches all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. For Federal income tax purposes, you may exclude Contributions from gross income within the limits provided under Section 403(b). Some Plans permit only Employer Contributions.

2.  401(a) THRIFT PLAN (CALLED A 401(a) THRIFT PLAN).
We issue Contracts to fund annuity benefits under retirement plans that qualify for special Federal income tax treatment under Section 401(a) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Thrift Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of 401(a) Plan, you make Contributions:

   - through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax", meaning you may not deduct or exclude them from your gross income, or

   - through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

The Employer generally matches all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

CONTRIBUTIONS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

MINIMUM REQUIRED. Your Plan may require that your Contributions total $200 or more each year.

LIMITS ON AMOUNTS. The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".


INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

You may allocate Contributions among the General Account and one or more of the Separate Account Funds (unless your Plan restricts nonvested amounts in your Account Balance to the General Account). At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Balance among the available Investment Alternatives.


THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance allocated to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.


This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. REFER TO "OUR GENERAL ACCOUNT" FOR A BRIEF DESCRIPTION OF THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

UNDERLYING FUNDS INVESTED IN BY THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Separate Account Funds currently invest in seventeen Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds Invested in by Our Separate Account" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.

CHARGES UNDER THE CONTRACTS
--------------------------------------------------------------------------------

We deduct several charges from the net assets of each Separate Account Fund. REFER TO "CHARGES YOU OR YOUR EMPLOYER WILL PAY". The charges include:

   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.20% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. If your Employer uses our Hotline system, we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants. REFER TO "CHARGES YOU OR YOUR EMPLOYER WILL PAY--ADMINISTRATIVE CHARGES".


EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their fees and expenses.

EMPLOYER CHARGES
--------------------------------------------------------------------------------


We charge an Employer a monthly fee of $100 for administrative expenses we incur for certain Plan-related services, with an additional monthly fee of $50 for each set of separate records we maintain for affiliated Employers at different locations. We also charge an Employer a monthly fee for each active Participant under the Contract. The maximum fee is $4.00 per Participant, and we reduce the fee for Employers with larger numbers of Participants. We do not charge an Employer a monthly Participant fee for more than 200 active Participants.


We waive the monthly Employer charges and the monthly active Participant charges if:

   - an Employer elects to use a modified services arrangement under a Contract (which excludes certain Plan-related services); or

   - the Employer's total Contract assets for the month are greater than $1 million and the Employer uses our Hotline system.

We charge an Employer when a Participant who ends employment was partially vested in the Participant's Account Balance. We will not charge for more than 50 Participants in a calendar year, and we limit the charge to the lesser of $50 and the amount of the nonvested Account Balance.

TRANSFERS AND WITHDRAWALS OF ACCOUNT BALANCE
--------------------------------------------------------------------------------

During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan, we restrict your transfer or withdrawal from the General Account of the loan collateral amount. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under the circumstances set forth in the Code and the Plan. You generally may not withdraw Account Balance until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment after first reaching age 55, to elect this Option.


You may have taxable income upon any withdrawal of your Account Balance. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. REFER TO "FEDERAL TAX INFORMATION".


The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We currently do not assess a charge for transfers under the Contracts. We reserve the right to impose a charge for transfers in the future.

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------


IN WRITING. You may give instructions in writing on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make withdrawals of Account Balance. Certain withdrawals require the written consent of the Eligible Spouse. REFER TO "WHERE TO CONTRACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Balance, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives. REFER TO "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".



OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfer among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may check the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.



CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes and for Contributions by you or by your employer on your behalf, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. REFER TO "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".


DEATH BENEFITS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary.


The amount of the death benefit will be your Account Balance as of the date we receive proof of death and the election of the Beneficiary(ies) designating how we should pay the death benefit. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD" AND "FEDERAL TAX INFORMATION".


ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY PAYMENT
--------------------------------------------------------------------------------

You may select the Annuity Commencement Date. You must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the Joint Annuitant. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will never be less favorable for an Annuitant than the guaranteed rate in the Contract. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE".

FORMS OF ANNUITY AVAILABLE. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. You will be the Annuitant and may name another person as the joint Annuitant. If you were to die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT
BALANCE--AVAILABLE FORMS OF ANNUITY".

CANCELLATION RIGHT
--------------------------------------------------------------------------------

You may surrender for cancellation a 403(b) Thrift Plan Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We are a mutual life insurance company organized under the laws of the State of New York. We are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022. The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.


We provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of non-profit, social welfare, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2000, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.



Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.


OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE
--------------------------------------------------------------------------------

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 INDEX).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.


ALL AMERICA FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.


MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.


AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.


COMPOSITE FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Composite Fund seeks to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


------------------------

* "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


MID-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.


MONEY MARKET FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Money Market Fund seeks the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. NEITHER THE FEDERAL DEPOSIT INSURANCE CORPORATION NOR ANY OTHER AGENCY OF THE U.S. GOVERNMENT INSURES OR GUARANTEES THE SEPARATE ACCOUNT'S INVESTMENT IN SHARES OF THE MONEY MARKET FUND.



SCUDDER CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------


The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests primarily in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies with market values of $2 billion or more. The Portfolio may invest up to 20% of its assets in intermediate to longer term debt instruments, depending on market and economic conditions, and it could invest up to 25% of total assets in foreign equity securities.



SCUDDER BOND PORTFOLIO

--------------------------------------------------------------------------------


The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. The Portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds and mortgage- and asset-backed securities. The Portfolio may invest up to 20% of its assets in non-investment grade debt securities, and it may invest up to 20% of its assets in foreign debt securities.

SCUDDER INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------


The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies listed on foreign exchanges. The Portfolio will invest in companies in at least three different countries, excluding the United States. In the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the United States.



FIDELITY VIP EQUITY-INCOME PORTFOLIO

--------------------------------------------------------------------------------


The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.



FIDELITY VIP II CONTRAFUND PORTFOLIO

--------------------------------------------------------------------------------


The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.



FIDELITY VIP II ASSET MANAGER PORTFOLIO

--------------------------------------------------------------------------------


The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.



CALVERT SOCIAL BALANCED PORTFOLIO

--------------------------------------------------------------------------------


The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.



AMERICAN CENTURY VP CAPITAL APPRECIATION

--------------------------------------------------------------------------------


The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Shared Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.


INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into subadvisory agreements with Oak Associates, Ltd. and Fred Alger Management, Inc. Each of these subadvisers provides investment advice for approximately 10% of the net assets of the All America Fund.


SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Zurich Scudder Investments, Inc.


FIDELITY PORTFOLIOS: The Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into a subadvisory agreement with NCM Capital Management Group, Inc. for the equity portion of the Portfolio.


AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                     CHARGES YOU OR YOUR EMPLOYER WILL PAY
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGES
--------------------------------------------------------------------------------

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

   - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.20%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.20% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

PARTICIPANT CHARGE. We make an additional deduction for administrative expenses each month from each Participant's Account Balance, unless the Employer has elected to pay this charge on behalf of its Participants. The monthly charge is the LESSER of:

   -   $2.00 per month, and

   - 1/12 of 1.00% of your Account Balance, which will apply if your Account Balance for the month is less than $2,400.

We waive your Participant charge for a month if:

   - you are paying the monthly charge under another 403(b) or Tax Deferred Annuity account with us, or

   - your Employer uses our Hotline System and during that month the Employer's Contract assets were $5 million or more or there were 500 or more active Participants in the Plan.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the order of the Funds.)

DISTRIBUTION EXPENSE CHARGE
--------------------------------------------------------------------------------

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of .35% to cover anticipated distribution expenses.

EXPENSE RISK CHARGE
--------------------------------------------------------------------------------

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the

Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EMPLOYER CHARGES
--------------------------------------------------------------------------------

MONTHLY CHARGE. We charge an Employer a $100 per month contract charge for various administrative expenses that we incur in providing Plan-related services. If we maintain separate records for affiliated Employers at different locations, we also impose a monthly contract charge of $50 (50% of the basic contract charge) for each affiliate. The Plan-related services we provide include, among other services:

   - assistance with preparation of summary plan description documents, plan documents or amendments, and

   - kits for Annual Return/Report (Form 5500 Series) filings and for non-discrimination testing applicable to salary reduction and matching Contributions.

If an Employer elects to use a modified services arrangement under a Contract, we waive the monthly contract charge. We also waive the charge for an Employer for so long as its total Contract assets exceed $1 million and the Employer is using our Hotline system.

PER PARTICIPANT MONTHLY CHARGE. We charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive this charge for an Employer who elects to use a modified services arrangement under the Contract. We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline system.

NONVESTED FORFEITURE PROCESSING CHARGE. We impose a charge when a Participant terminates employment and the Participant's Account Balance was partially vested. The charge is equal to the lesser of $50 or the value of the nonvested Account Balance. We deduct the charge from the nonvested portion of your Account Balance before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the nonvested forfeiture processing charge to 50 in any calendar year.

EXPENSES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.


You should refer to "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.


PREMIUM TAXES
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Contributions prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

                 PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

--------------------------------------------------------------------------------

PURCHASE OF A CONTRACT; PARTICIPATION
--------------------------------------------------------------------------------

403(b) THRIFT PLAN CONTRACTS. A Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.


401(a) THRIFT PLAN CONTRACTS. A 401(a) Thrift Plan Contractholder must be an employer, an employer association or a trust for one or more employers, that has adopted a retirement plan qualifying for special Federal income tax treatment under Section 401(a) of the Code.


PARTICIPATION. Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on their prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer.

ACCEPTANCE OF INITIAL CONTRIBUTIONS. When we receive your enrollment form and initial Contribution (when required), together with any other necessary information, we will accept them and apply the Contribution to your specified Investment Alternatives, or reject them, within two business days of receipt. If you did not properly complete the enrollment form, we will retain the Contribution for up to five business days while we attempt to obtain the information necessary to complete the form. We will accept the Contribution within two business days after we receive the completed enrollment form. If we do not receive a completed enrollment form for you within five business days, we will return the Contribution at the end of that period unless we obtain consent from you to hold the Contribution for a longer period or we notify your Employer on your behalf of the incomplete information. We enter into agreements with Employers that use our electronic processing system for the forwarding of enrollment form information and Contributions to us by the Employers.

CANCELLATION OF 403(b) CERTIFICATE. You may surrender a 403(b) Thrift Plan Certificate for cancellation within ten days after receipt. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any Contributions that were sent to us by your employer on your behalf.

PAYMENT OF CONTRIBUTIONS
--------------------------------------------------------------------------------

Your Contributions, if the Plan permits this type of Contributions, are from:

   - salary reduction arrangements under a 403(b) Thrift Plan or 401(k) Thrift Plan, or

   -   payroll deductions under a 401(a) Thrift Plan.

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for trustees, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

   - The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively reasonable but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

   - An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

   - Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

       DIAMOND "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

       DIAMOND "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will not accept Contributions for you if you have terminated participation under a Contract or if your Contract has been discontinued. See "Discontinuance of a Contract" below.

MINIMUM. A Plan may provide that your Contributions may not be less than $200 annually.

LIMITS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

   -   you or your Employer may be subject to tax penalties,

   -   the excess may be treated as a forfeiture, and/or


   - the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. SEE "Federal Tax Information".



LIMITS FOR 403(b) THRIFT PLANS. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $10,500 for 2001 (indexed for inflation in later years). This limit on voluntary, pre-tax Participant Contributions (or "elective deferrals") is reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.


The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the "maximum excludable amount". This amount may be reduced by contributions made to other employer retirement plans. In general terms, the maximum excludable amount for a year is the LESSER of:


   - (a) $35,000, OR (b) 25% of your compensation (before salary reduction contributions), except that compensation for this test is limited to $170,000 for 2001 (to be indexed for inflation in later years), whichever is less, and


   - (a) 20% of your compensation (before salary reduction contributions), multiplied by your years of service, MINUS (b) any amounts contributed and excluded from your gross income for any prior taxable year. (Special rules and exceptions may allow a larger amount.)


You should refer to "Federal Tax Information--Exclusion of Contributions from Gross Income--403(b) Thrift Plan Contracts" in this Prospectus for a more detailed discussion of applicable Federal tax law limits.



LIMITS FOR THRIFT PLANS UNDER 401(a). Your annual contributions to all qualified defined contribution plans generally are limited to the lesser of $35,000 or 25% of your annual compensation up to $170,000 in 2001 (indexed for inflation in later years). If the Employer makes matching contributions, limits apply to those matching contributions as well. For Thrift Plans subject to Code
Section 401(k), your Contributions are limited to $10,500 for 2001 (to be indexed for inflation in later years). Additional limits may apply to your Contributions based on the Contributions of all participating employees. In addition, all of these limits may be reduced by Contributions you make to other employer retirement plans.



For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is reduced to $6,500 per year (indexed for inflation for years after 2001), and the Employer is required to make Contributions at specified rates.


ALLOCATION OF CONTRIBUTIONS
--------------------------------------------------------------------------------

You may allocate Contributions among the General Account and the Funds of the Separate Account, except that your Plan may restrict any nonvested portion of your Account Balance to the General Account.

We will allocate a Contribution when we receive it from you or your Employer according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each Contribution to be allocated to each of the Investment Alternatives. The percentages you give us must add up to 100%.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (SEE "Charges You or Your Employer Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS
--------------------------------------------------------------------------------

When you allocate Contributions to a Separate Account Fund or transfer Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY
--------------------------------------------------------------------------------

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS
--------------------------------------------------------------------------------

Your right to withdraw Account Balance is restricted by Federal tax law and the provisions of the applicable Plan. Once you have the right to make withdrawals, you may withdraw all or a portion of your Account Balance. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

403(b) THRIFT PLANS AND 401(k) THRIFT PLANS. If you are under age 59 1/2, Federal tax law provisions prohibit you from withdrawing the portion of your Account Balance that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age
59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these Federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings credited before 1989 on your Contributions.

An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the Federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

401(a) THRIFT PLANS. Federal tax law provisions permit you to withdraw Account Balance if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other Thrift 401(a) Plans are generally the same as the 401(k) Thrift rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension plan (not a profit-sharing plan), then you may not withdraw Account Balance until you terminate employment with the Employer.

An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

SPECIFIED PAYMENTS OPTION. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of Account Balance by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

   -   your death;

   -   our receipt of your written request to change or end the Specified
       Payments;

   - a decline in your Account Balance (or in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

   -   your Annuity Commencement Date.


If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "Federal Tax Information--Minimum Required Distributions."



INCOME TAX CONSEQUENCES. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (SEE "Federal Tax Information").


PENALTY TAX ON TAXABLE AMOUNT. There is a 10% Federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, or the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

   -   the dollar amount to be taken from each Investment Alternative,

   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

LOANS
--------------------------------------------------------------------------------

We make available to an Employer a loan option. If your Employer elects to adopt the loan provision, you have the right to borrow funds using your Account Balances as collateral. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms. We will transfer an amount sufficient to serve as loan collateral from the Separate Account to the General Account unless you already have allocated the necessary amount of Account Balance to the General Account. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due.


DEATH BENEFIT DURING THE ACCUMULATION PERIOD

--------------------------------------------------------------------------------

We will pay a death benefit to your designated Beneficiary upon your death during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your spouse.

We will pay the death benefit after we have received at our Home Office:

   -   due proof of your death;

   - notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

   - all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death (unless the Beneficiary is the spouse and special rules apply).

FORM OF DEATH BENEFIT PAYMENT. The Beneficiary will elect the form of death benefit. Payout options include a lump sum payment, annuity payments or installment payments. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it.


In addition, Participants must begin taking minimum distributions after they reach a certain age (called the REQUIRED BEGINNING DATE), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. SEE "Federal Tax
Information--Minimum Required Distributions".


In general, any method of distribution that a Beneficiary selects must comply with ONE of the following.

(a) FIVE YEAR RULE. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b) LIFE ANNUITY RULE. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c) COMMENCEMENT OF MINIMUM DISTRIBUTIONS. If a Participant dies AFTER reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d) ALTERNATIVE METHOD OF DISTRIBUTION. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e) BENEFICIARY IS THE ELIGIBLE SPOUSE. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is an Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

DISCONTINUANCE OF A CONTRACT
--------------------------------------------------------------------------------

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

   -   the Contractholder does not follow the terms of the Contract, or

   - we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

   -   the Contractholder may not make any further Contributions, and


   - we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer will require the consent of Participants only in connection with 403(b) Thrift Plans. The transfer to another insurance company or financial insititution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer.



NOTICE OF AMENDMENT AND OPTION TO DISCONTINUE. In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Contractholder who does not want the amendment to apply may, within 60 days, elect to discontinue the Contract and not have the amendment apply by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred.


WHEN WE MAY POSTPONE PAYMENTS
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

   - The Commission by order permits postponement for the protection of Participants; or

   - An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

              YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

AMOUNT OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

At your Annuity Commencement Date, we will apply your Account Balance to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits and subject to its provisions, you may elect to receive your Account Balance by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee their payment, according to the form of annuity you select. The amount of the Annuity Payments depends on the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for your life or for the lives of you and the joint Annuitant.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue to your Contractholder for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you or your Employer.

ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

You must notify us of the Annuity Commencement Date in advance, according to our procedures. You, unless Federal or state law requires otherwise, may elect an Annuity Commencement Date that is your:

   -   Normal Retirement Date (generally, when you reach age 65); or

   -   Early Retirement Date (up to 10 years before your Normal Retirement
       Date); or

   -   Later Retirement Date (any time after your Normal Retirement Date).

AVAILABLE FORMS OF ANNUITY
--------------------------------------------------------------------------------

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with your Eligible Spouse as joint Annuitant, unless you, no more than ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a 10 Years Certain and Continuous Annuity as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

You may select a form of annuity from the list below, and in each case you will be the Annuitant.

TEN YEARS CERTAIN AND CONTINUOUS FORM. This annuity form provides for monthly Annuity Payments to you, continuing until the LATER OF the month of your death and the end of 10 years (the certain period). If you were to die before the end of the 10 year certain period, your Beneficiary will receive the monthly Annuity Payments until the end of the 10 year period. If the Beneficiary dies before the end of the 10 year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by you.

JOINT AND 66 2/3% SURVIVOR LIFE WITH 10 YEAR CERTAIN FORM. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the ten year period, payments continue to the Beneficiary in the amount last paid until the end of the 10 years (the certain period). If a person you have named as your joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

FULL CASH REFUND FORM. This annuity form provides for monthly Annuity Payments to you, continuing until the month of your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. The Beneficiary may elect to receive the amount in a lump sum or as an annuity in the Ten Years Certain and Continuous Form.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

OTHER FORMS. In addition to the forms of annuity listed above, we may in our discretion offer additional forms of annuity as of your Annuity Commencement Date.

DEATH BENEFIT AFTER ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were due. SEE "Available Forms of Annuity" above.

LUMP SUM PAYMENT FOR SMALL ANNUITY PAYMENTS
--------------------------------------------------------------------------------

If your Account Balance is less than $5,000 (or a higher amount if then current law permits us to use a different amount) when you terminate employment with the Employer, we will pay your Account Balance to you in a single sum payment, and you may not elect to receive Annuity Payments.

                              OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

SCOPE OF PROSPECTUS
--------------------------------------------------------------------------------

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, you should refer to the Contract.

GENERAL DESCRIPTION
--------------------------------------------------------------------------------

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.


We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF A 3% EFFECTIVE ANNUAL YIELD. We will send you notice when we change the current rate. We credit interest daily and compound it annually.


We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information.


You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.


TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

You may transfer Account Balance to and from the General Account. To the extent permitted by the Code and your Plan, you may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. SEE "Your Right to Transfer Among Investment Alternatives" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

--------------------------------------------------------------------------------

CONTACTING MUTUAL OF AMERICA
--------------------------------------------------------------------------------

Participants and Contractholders may send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below. Our home office address is:

                    Mutual of America Life Insurance Company
                                320 Park Avenue
                            New York, New York 10022

You can check the address of your Regional Office by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

TRANSFERS AND ALLOCATION CHANGES BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------


You may make requests by telephone or Internet for transfers of Account Balance among Investment Alternatives or to change the Investment Alternatives to which we will allocate your future Contributions. You may not make withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.



You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our website.



We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.


Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone or Internet transactions and provide written confirmation of telephone transactions.

WHERE YOU SHOULD DIRECT REQUESTS
--------------------------------------------------------------------------------

You should request an allocation change or a transfer of Account Balance among Investment Alternatives by calling 1-800-468-3785, visiting our website at www.mutualofamerica.com, or sending your written request to our Processing Center. The address is:

                    Mutual of America Life Insurance Company
                    Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                              Boca Raton, FL 33487

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our 800 number for the address and phone number of your Regional Office.

You should use our forms to submit written requests to us.

                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

CONFIRMATION STATEMENTS TO PARTICIPANTS
--------------------------------------------------------------------------------

We will send you a confirmation statement each time you change your allocation instructions, we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives or you make a withdrawal. A confirmation statement for a new Contribution or may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

You may designate a Beneficiary to receive any payments due to your Beneficiary, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Employer, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

   -   be in writing,

   - be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

   - agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

   -   agree to the designation of a Beneficiary other than your Eligible
       Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

   - your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT OF CONTRACT. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

MODIFICATION OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. SEE "Our Payment of Account Balance to You or a Beneficiary -- Discontinuance of a Contract."


EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

NON-ALIENATION OF BENEFITS. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

PARTICIPATION IN DIVISIBLE SURPLUS
--------------------------------------------------------------------------------

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                            FEDERAL TAX INFORMATION

--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE
--------------------------------------------------------------------------------

THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS IS NOT EXHAUSTIVE AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY
--------------------------------------------------------------------------------

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts.

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts.

When you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. A Participant in a 403(b) Thrift Plan will not have any investment in the contract. A Participant in a 401(a) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions.

The following are general concepts, applicable for the discussion below about specific types of distributions.

   - If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

   - If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

   - The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (I.E., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

   - The EXCLUSION RATIO is a method of determining the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

   - The EXPECTED RETURN is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

WITHDRAWALS. When you withdraw a portion of your Account Balance, the amount withdrawn will be considered to come pro rata from amounts the Employer contributed on your behalf and your Contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Balances for this purpose.

LUMP SUM PAYMENTS. If you receive a single lump sum payment of the Account Balance, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.

ANNUITY PAYMENTS. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution.

The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

PENALTY TAXES FOR WITHDRAWALS
--------------------------------------------------------------------------------

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

The taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled.

2. The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

3. The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income.) OR

4.  You ended your employment with the Employer after first reaching age 55.

EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME
--------------------------------------------------------------------------------


403(b) THRIFT PLAN CONTRACTS. We offer the Contract for TDA Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:


   - The aggregate Contributions per year for each employee cannot exceed the "exclusion allowance" set forth in Section 403(b)(2) of the Code or, if applicable, the contribution limitation in Section 415(c) of the Code.

   - If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the SMALLEST amount under these provisions. In general, the limitations are as follows:

   - The total Contribution for a year cannot exceed the excess of 20% of the employee's includable compensation (before salary reduction contributions) for that year, multiplied by the employee's years of service, minus any amounts contributed by the Employer and excludable from the employee's gross income for any prior taxable years;

   - The Contributions to the Plan cannot exceed the LESSER of $35,000 or 25% of your includable compensation (before salary reduction contributions), with compensation limited to $170,000 for 2001 (to be indexed for inflation in subsequent years);



   - Your contributions through salary reduction may not exceed $10,500 in 2001 (indexed for inflation in subsequent years). A special "catch-up," available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000.


Contributions to other employer retirement plans by or for you may reduce the above limits for you. Under certain circumstances, the tax law may allow you to make special elections that would increase the amount of Contributions you may exclude.


401(a) THRIFT PLAN CONTRACTS. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $10,500 in 2001 (indexed for inflation in subsequent years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $6,500 for 2001 (indexed for inflation in later years).



The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $35,000 or 25% of your includable compensation (but before any salary reduction contributions that are excludable from gross income), with compensation limited to $170,000 for 2001 (indexed for inflation for later years).


Contributions by or for you to other employer retirement plans may reduce the above limits for you.

MINIMUM REQUIRED DISTRIBUTIONS
--------------------------------------------------------------------------------

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the REQUIRED BEGINNING DATE) under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You usually must begin taking distributions of Account Balance by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2. Also, if you are a TDA Plan Participant, you generally are not required to begin taking distributions of any pre-1987 Account Balance until the year after you reach age 75.

You may elect to calculate the required minimum distribution amount by one of several methods, and you should consult a tax adviser in making the election. We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. SEE "Our Payment of Account Balance to You or a Beneficiary--Death Benefit Prior to Annuity Commencement Date".

ESTATE TAXES; TAX LIABILITY OF BENEFICIARY FOR DEATH BENEFIT
--------------------------------------------------------------------------------

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes, except in limited circumstances. SEE "Obtaining Tax Advice."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if Federal withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may have a direct rollover made to an IRA.

The automatic 20% withholding does not apply to any distribution that is:

   - one of a series of substantially equal periodic payments (not less frequently than annually) made for

       DIAMOND your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated
              Beneficiary, or

       DIAMOND a specified period of 10 years or more, or

   -   a minimum distribution required under Section 401(a)(9) of the Code.

In general, tax withholding at different rates, usually 10%, does apply to such payments, but payees can elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but such payees generally also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS
--------------------------------------------------------------------------------

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

                     FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   -   create new investment funds of the Separate Account at any time;

   - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   -   deregister the Separate Account under the 1940 Act; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                     DEFINITIONS WE USE IN THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

ACCUMULATION PERIOD--For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Balance is used to provide Annuity Payments.

ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT--The group variable accumulation annuity contract described in this Prospectus.

CONTRACTHOLDER--An entity to which we have issued a Contract. A Contractholder may be an employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

CONTRIBUTIONS--Amounts contributed from time to time under a Contract.

ELIGIBLE SPOUSE--The person to whom a Participant or Annuitant is legally married.

EMPLOYER--An employer that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

FIDELITY PORTFOLIOS--The Equity-Income Portfolio of the Variable Insurance Products Fund (FIDELITY VIP) and the Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (FIDELITY VIP II).

FUND OF THE SEPARATE ACCOUNT (OR FUND)--One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

GENERAL ACCOUNT--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

INVESTMENT ALTERNATIVES--The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

NON-VESTED ACCOUNT BALANCE--The portion of your Account Balance attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

PARTICIPANT--An employee or former employee who participates in a Plan and for whom we have received Contributions.

PLAN--An Employer-sponsored retirement savings plan (or THRIFT plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1) Code Section 403(b), in which case it is called a 403(b) THRIFT plan; or

(2) Code Section 401(a), including a plan that meets the requirements of
   Section 401(k), in which case it is called a 401(a) THRIFT or a 401(k) THRIFT plan.

(3) Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.


SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.


SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

UNDERLYING FUNDS--The funds or portfolios that are invested in by the Separate Account Funds.

VALUATION DAY--Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day. We, us, our, Mutual of America--Refer to Mutual of America Life Insurance Company.

WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                    OUR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more information about the Contracts and our operations.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of the Contracts                      Legal Proceedings
Calculation of Accumulation Unit Values            Legal Matters
Yield and Performance Information                  Experts
Safekeeping of Separate Account Assets             Additional Information
State Regulation                                   Financial Statements
Periodic Reports

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You may receive a copy of the Statement of Additional Information at no charge by calling (212) 224-1600 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

(PLEASE CUT HERE)
--------------------------------------------------------------------------------

To: Mutual of America Life Insurance Company


Please send me a copy of the Statement of Additional Information dated May 1, 2001 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:


--------------------------------------------------------------------------------
               Name

--------------------------------------------------------------------------------
               Street Address

--------------------------------------------------------------------------------
               City              State                  Zip

                 (This page has been left blank intentionally.)

                                   APPENDIX A

             UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------


The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2000. Arthur Andersen LLP, the Funds' independent auditor, has audited the information below for each of the years in the nine year period ended December 31, 2000. The Funds' previous auditor audited information for the one year period ended December 31, 1991. The Investment Company's financial statements for the year ended December 31, 2000, along with Arthur Andersen LLP's report thereon, are available to you by calling 1-800-468-3785.


We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to May 1, 1995, the Calvert Social Balanced Portfolio had a different subadviser.

                                                                     INVESTMENT COMPANY
                                                                      EQUITY INDEX FUND
                                    -------------------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  3.41    $  2.86     $ 2.26     $ 1.72     $ 1.42     $ 1.05     $ 1.05     $ 1.00
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........  $  3.07    $  3.41     $ 2.86     $ 2.26     $ 1.72     $ 1.42     $ 1.05     $ 1.05
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......  109,982    112,735     94,019     68,462     35,660     17,109      4,644      2,135
                                    =======    =======     ======     ======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......


                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                    ---------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 10.05    $  8.09     $ 6.76     $ 5.39     $ 4.52     $ 3.35
                                    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  9.46    $ 10.05     $ 8.09     $ 6.76     $ 5.39     $ 4.52
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   47,895     48,014     49,275     51,312     49,798     43,620
                                    =======    =======     ======     ======     ======     ======

                                       INVESTMENT COMPANY ALL AMERICA FUND
                                    -----------------------------------------
                                      1994       1993       1992       1991
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.36     $ 3.03     $ 2.97     $ 2.41
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 3.35     $ 3.36     $ 3.03     $ 2.97
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   38,669     36,510     32,352     26,173
                                     ======     ======     ======     ======


                                      MID-CAP EQUITY                 INVESTMENT COMPANY
                                        INDEX FUND                 AGGRESSIVE EQUITY FUND
                                    -------------------   -----------------------------------------
                                      2000      1999*       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.11    $  1.00     $ 2.85     $ 2.02     $ 2.15     $ 1.80
                                    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $  1.28    $  1.11     $ 2.79     $ 2.85     $ 2.02     $ 2.15
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   37,752      3,431     75,043     62,123     63,176     71,468
                                    =======    =======     ======     ======     ======     ======

                                          INVESTMENT COMPANY
                                        AGGRESSIVE EQUITY FUND
                                    ------------------------------
                                      1996       1995       1994
                                    --------   --------   --------
Unit value, beginning of period...   $ 1.43     $ 1.05     $ 1.00
                                     ======     ======     ======
Unit value, end of period.........   $ 1.80     $ 1.43     $ 1.05
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   49,800     20,858      9,145
                                     ======     ======     ======


* Commenced operations May 3, 1999

                                                   INVESTMENT COMPANY COMPOSITE FUND
                                    ---------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  5.61    $  4.93     $ 4.36     $ 3.75     $ 3.39     $ 2.82
                                    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  5.52    $  5.61     $ 4.93     $ 4.36     $ 3.75     $ 3.39
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   54,447     56,404     59,833     61,359     66,715     70,558
                                    =======    =======     ======     ======     ======     ======

                                        INVESTMENT COMPANY COMPOSITE FUND
                                    -----------------------------------------
                                      1994       1993       1992       1991
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.95     $ 2.55     $ 2.43     $ 2.08
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 2.82     $ 2.95     $ 2.55     $ 2.43
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   73,239     71,215     50,944     43,115
                                     ======     ======     ======     ======


                                                           INVESTMENT COMPANY BOND FUND
                                    --------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  3.07    $  3.17     $ 3.00     $ 2.75     $ 2.69     $ 2.28     $ 2.39
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of year...........  $  3.31    $  3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69     $ 2.28
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   13,899     14,287     17,746     12,671     12,548     12,083     10,601
                                    =======    =======     ======     ======     ======     ======     ======

                                     INVESTMENT COMPANY BOND FUND
                                    ------------------------------
                                      1993       1992       1991
                                    --------   --------   --------
Unit value, beginning of year.....   $ 2.13     $ 1.99     $ 1.73
                                     ======     ======     ======
Unit value, end of year...........   $ 2.39     $ 2.13     $ 1.99
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   12,244      9,203      6,152
                                     ======     ======     ======

                                                                     INVESTMENT COMPANY
                                                                     MID-TERM BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.32    $  1.32     $ 1.26     $ 1.19     $ 1.16     $ 1.01     $ 1.06     $ 1.00
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........  $  1.38    $  1.32     $ 1.32     $ 1.26     $ 1.19     $ 1.16     $ 1.01     $ 1.06
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    5,922      6,037      7,325      4,478      3,828      2,848      1,444      1,411
                                    =======    =======     ======     ======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......


                                                                     INVESTMENT COMPANY
                                                                    SHORT-TERM BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.28    $  1.24     $ 1.19     $ 1.14     $ 1.10     $ 1.03     $ 1.03     $ 1.00
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........  $  1.37    $  1.28     $ 1.24     $ 1.19     $ 1.14     $ 1.10     $ 1.03     $ 1.03
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,649      3,604      3,164      2,355      2,129      1,447      1,132        747
                                    =======    =======     ======     ======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......


                                                 INVESTMENT COMPANY MONEY MARKET FUND
                                    ---------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  2.11    $  2.03     $ 1.95     $ 1.87     $ 1.80     $ 1.72
                                    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  2.22    $  2.11     $ 2.03     $ 1.95     $ 1.87     $ 1.80
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   25,658     20,766     19,121     16,831     17,511     17,502
                                    =======    =======     ======     ======     ======     ======

                                      INVESTMENT COMPANY MONEY MARKET FUND
                                    -----------------------------------------
                                      1994       1993       1992       1991
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 1.68     $ 1.65     $ 1.62     $ 1.54
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 1.72     $ 1.68     $ 1.65     $ 1.62
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,653     15,815     16,545     15,656
                                     ======     ======     ======     ======


                                                                      SCUDDER BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 12.73    $ 13.02     $12.37     $11.48     $11.30     $ 9.69     $10.32     $ 9.30
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........  $ 13.94    $ 12.73     $13.02     $12.37     $11.48     $11.30     $ 9.69     $10.32
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    1,630      1,558      1,757      1,484      1,362      1,269      1,169      1,277
                                    =======    =======     ======     ======     ======     ======     ======     ======

                                     SCUDDER BOND FUND
                                    -------------------
                                      1992       1991
                                    --------   --------
Unit value, beginning of year.....   $ 8.78     $ 7.54
                                     ======     ======
Unit value, end of year...........   $ 9.30     $ 8.78
                                     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    1,053        600
                                     ======     ======


                                                           SCUDDER CAPITAL GROWTH FUND
                                    --------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 48.17    $ 36.07     $29.64     $22.11     $18.64     $14.67     $16.46
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of year...........  $ 42.97    $ 48.17     $36.07     $29.64     $22.11     $18.64     $14.67
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   11,501     11,582     11,462     11,094      9,266      8,556      8,121
                                    =======    =======     ======     ======     ======     ======     ======

                                     SCUDDER CAPITAL GROWTH FUND
                                    ------------------------------
                                      1993       1992       1991
                                    --------   --------   --------
Unit value, beginning of year.....   $13.80     $13.09     $ 9.48
                                     ======     ======     ======
Unit value, end of year...........   $16.46     $13.80     $13.09
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    6,582      3,698      2,138
                                     ======     ======     ======


                                                            SCUDDER INTERNATIONAL FUND
                                    --------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 25.83    $ 16.93     $14.46     $13.43     $11.85     $10.80     $11.06
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of year...........  $ 20.02    $ 25.83     $16.93     $14.46     $13.43     $11.85     $10.80
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    8,335      8,486      8,004      8,205      7,688      7,269      8,610
                                    =======    =======     ======     ======     ======     ======     ======

                                      SCUDDER INTERNATIONAL FUND
                                    ------------------------------
                                      1993       1992       1991
                                    --------   --------   --------
Unit value, beginning of year.....   $ 8.13     $ 8.48     $ 7.68
                                     ======     ======     ======
Unit value, end of year...........   $11.06     $ 8.13     $ 8.48
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    5,400      2,262      1,849
                                     ======     ======     ======


                                                             FIDELITY VIP
                                                          EQUITY-INCOME FUND
                                    ---------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 32.21    $ 30.65     $27.77     $21.93     $19.43     $16.30
                                    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $ 34.61    $ 32.21     $30.65     $27.77     $21.93     $19.43
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    3,753      4,213      4,018      3,491      2,342        728
                                    =======    =======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......


                                                      FIDELITY VIP II CONTRA FUND
                                    ---------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 32.13    $ 26.16     $20.36     $16.59     $13.85     $11.43
                                    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $ 29.73    $ 32.13     $26.16     $20.36     $16.59     $13.85
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    8,742      8,430      6,742      5,656      3,880      1,792
                                    =======    =======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......

                                                  FIDELITY VIP II ASSET MANAGER FUND
                                    ---------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 26.40    $ 24.04     $21.14     $17.72     $15.66     $14.04
                                    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $ 25.14    $ 26.40     $24.04     $21.14     $17.72     $15.66
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    1,908      1,747      1,488      1,150        613        184
                                    =======    =======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......


                                                           CALVERT SOCIAL BALANCED FUND
                                    --------------------------------------------------------------------------
                                      2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  3.37    $  3.04     $ 2.65     $ 2.23     $ 2.01     $ 1.57     $ 1.64
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of period.........  $  3.23    $  3.37     $ 3.04     $ 2.65     $ 2.23     $ 2.01     $ 1.57
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   17,238     16,041     14,257     12,479     10,713      7,849      5,986
                                    =======    =======     ======     ======     ======     ======     ======

                                     CALVERT SOCIAL BALANCED FUND
                                    ------------------------------
                                      1993       1992       1991
                                    --------   --------   --------
Unit value, beginning of period...   $ 1.54     $ 1.44     $ 1.32
                                     ======     ======     ======
Unit value, end of period.........   $ 1.64     $ 1.54     $ 1.44
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    5,151      2,742        678
                                     ======     ======     ======


                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $17.40     $10.69     $11.04     $11.53     $12.18
                                     ======     ======     ======     ======     ======
Unit value, end of year...........   $18.82     $17.40     $10.69     $11.04     $11.53
                                     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,184      3,394      3,303      4,510      7,264
                                     ======     ======     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      1995       1994       1993       1992       1991
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 9.39     $9.61      $8.81      $9.01      $6.40
                                     ======     =====      =====      =====      =====
Unit value, end of year...........   $12.18     $9.39      $9.61      $8.81      $9.01
                                     ======     =====      =====      =====      =====
Thousands of accumulation units
 outstanding, end of year.........    8,061     6,361      5,946      5,280      3,056
                                     ======     =====      =====      =====      =====


------------------------
  The dates the Funds of the Separate Account commenced operation are as follows:

  Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999.

                                   APPENDIX B

                           GENERAL ACCOUNT OPERATIONS
--------------------------------------------------------------------------------


This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.



When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.



We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.



Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.



We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:



   -   Reasonable classifications of different types of policies.



   - Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.



   - The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.



   - The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.



   -   Compliance with applicable statutory and regulatory requirements.



   - Competitiveness of rates in light of industry practices and trends current at the time.



We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, it generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than a 3% annual yield. If we declare a credited interest rate higher than 3%, the higher credited interest rate will remain in effect until changed.



All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.



We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.



A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.



State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                FOR THRIFT PLAN
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS



                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 Park Avenue
                            New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2

--------------------------------------------------------------------------------


This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Thrift Plan Contract (CONTRACT) that we offer.



You may obtain a copy of the Prospectus, dated May 1, 2001, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Eldon Wonacott. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS

                                                             PAGE
                                                            -----
Distribution of the Contracts.............................      2
Calculation of Accumulation Unit Values...................      2
Yield and Performance Information.........................      3
Safekeeping of Separate Account Assets....................      8
State Regulation..........................................      8
Periodic Reports..........................................      9
Legal Proceedings.........................................      9
Legal Matters.............................................      9
Experts...................................................      9
Additional Information....................................     10
Financial Statements......................................     10

--------------------------------------------------------------------------------

DATED: MAY 1, 2001

                         DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("Commission") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

                    CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
------------------------

* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

Regulations adopted by the Commission require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The Commission also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

 B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

    Effective Yield = [(Base Period Return +1) TO THE POWER OF 365/7]-1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 26, 2000 was 5.60%.


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS
--------------------------------------------------------------------------------

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET
--------------------------------------------------------------------------------

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

    T = (ERV/P) TO THE POWER OF 1/n - 1

Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

    C = (ERV/P) - 1.

Where:

    C = Cumulative Total Return
    P = hypothetical initial payment of $1,000
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                          AVERAGE ANNUAL TOTAL RETURN*
                      FOR PERIODS ENDED DECEMBER 31, 2000



FUND                                      ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                      --------   ----------   ---------   ------------   --------------
Investment Company Equity Index.........   (11.9)%      15.7%      N/A            15.4%         02/05/93
Investment Company All America..........   (14.1)%      14.8%       13.4%          8.0%         01/01/85
Investment Company Mid-Cap Equity
  Index.................................     2.4%      N/A         N/A            16.0%         05/03/99
Investment Company Aggressive Equity....   (12.9)%      12.5%      N/A            16.8%         05/02/94
Investment Company Composite............    (5.1)%       9.8%        9.5%         11.0%         01/01/85
Investment Company Bond.................     4.3%        4.7%        6.5%          7.5%         01/01/85
Investment Company Mid-Term Bond........     2.1%        3.8%      N/A             4.2%         02/05/93
Investment Company Short-Term Bond......     5.3%        4.5%      N/A             4.1%         02/05/93
Scudder Capital Growth..................   (13.5)%      16.9%       14.5%         14.8%         01/03/89
Scudder Bond............................     7.2%        4.9%        6.1%          7.0%         01/03/89
Scudder International...................   (20.7)%      10.1%        9.2%         10.6%         01/03/89
Fidelity VIP Equity-Income..............    10.3%       11.4%      N/A            14.3%         05/01/95
Fidelity VIP II Contra..................   (12.2)%      15.6%      N/A            18.5%         05/01/95
Fidelity VIP II Asset Manager...........    (6.8)%       9.4%      N/A            10.9%         05/01/95
Calvert Social Balanced.................    (6.9)%       9.7%      N/A             9.8%         05/23/93
American Century VP Capital
  Appreciation..........................    (9.0)%       9.2%        9.2%         11.9%         01/03/89


------------------------


* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

                           CUMULATIVE TOTAL RETURNS*
                      FOR PERIODS ENDED DECEMBER 31, 2000



FUND                                    ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                    --------   ----------   ---------   ------------   --------------
Investment Company Equity Index.......    (11.9)%     107.3%      N/A           209.1%        02/05/93
Investment Company All America........    (14.1)%      99.4%      251.7%        240.7%        01/01/85
Investment Company Mid-Cap Equity
  Index...............................      2.4%     N/A          N/A            27.9%        05/03/99
Investment Company Aggressive
  Equity..............................    (12.9)%      80.2%      N/A           180.8%        05/02/94
Investment Company Composite..........     (5.1)%      59.6%      147.8%        431.1%        01/01/85
Investment Company Bond...............      4.3%       25.8%       87.7%        218.7%        01/01/85
Investment Company Mid-Term Bond......      2.1%       20.5%      N/A            38.3%        02/05/93
Investment Company Short-Term Bond....      5.3%       24.6%      N/A            37.2%        02/05/93
Scudder Capital Growth................    (13.5)%     118.3%      287.3%        422.2%        01/03/89
Scudder Bond..........................      7.2%       27.0%       80.8%        125.4%        01/03/89
Scudder International.................    (20.7)%      61.8%      141.1%        233.1%        01/03/89
Fidelity VIP Equity-Income............     10.3%       71.6%      N/A           112.9%        05/01/95
Fidelity VIP II Contra................    (12.2)%     106.4%      N/A           161.1%        05/01/95
Fidelity VIP II Asset Manager.........     (6.8)%      56.7%      N/A            79.5%        05/01/95
Calvert Social Balanced...............     (6.9)%      58.9%      N/A           145.6%        05/13/91
American Century VP Capital
  Appreciation........................     (9.0)%      55.3%      141.1%        282.2%        01/03/89


------------------------


* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.


The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our individually allocated contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a) Investment Company Money Market Fund,

(b) Investment Company Short-Term Bond Fund,

(c) Investment Company Mid-Term Bond Fund,

(d) Investment Company Bond Fund,

(e) Scudder Bond Fund,

(f) Investment Company Composite Fund,

(g) Fidelity VIP II Asset Manager Fund,

(h) Calvert Social Balanced Fund,

(i) Fidelity VIP Equity-Income Fund,

(j) Investment Company All America Fund,

(k) Investment Company Equity Index Fund,

(l) Investment Company Mid-Cap Equity Index Fund,

(m) Fidelity VIP II Contra Fund,

(n) Investment Company Aggressive Equity Fund,

(o) Scudder Capital Growth Fund,

(p) Scudder International Fund, and

(q) American Century VP Capital Appreciation Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS
--------------------------------------------------------------------------------

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION
--------------------------------------------------------------------------------

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we does business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS
--------------------------------------------------------------------------------

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

   -  the allocation of contributed amounts to the Separate and General
      Accounts;

   - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

   -  the date the amount was credited to your account.

(2) Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America. Legal matters relating to Federal securities laws have been passed upon by Stanley M. Lenkowicz, Senior Vice President and Deputy General Counsel of Mutual of America.

                                    EXPERTS
--------------------------------------------------------------------------------

Arthur Andersen LLP, our independent public accountants, have audited the financial statements included in this Statement of Additional Information, as indicated in their reports relating to the statements. We have included the reports of Arthur Andersen LLP in reliance upon the authority of the firm as experts in giving such reports.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

We have filed with the Commission a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission. The Commission has an Internet web site at http://www.sec.gov, or you may write to the Commission's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial Statements of the Separate Account for 2000 are included as follows:


Statement of Assets and Liabilities.........................   11
Statement of Operations.....................................   13
Statements of Changes in Net Assets.........................   15
Notes to Financial Statements...............................   18
Report of Independent Public Accountants....................   24



You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2000 are included as follows:


Report of Independent Public Accountants....................   25
Consolidated Statements of Financial Condition..............   26
Consolidated Statements of Operations and Surplus...........   27
Consolidated Statements of Cash Flows.......................   28
Notes to Consolidated Financial Statements..................   29

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2000



                                                                    INVESTMENT COMPANY
                                        --------------------------------------------------------------------------
                                                                                       MID-CAP
                                        MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX        BOND
                                            FUND           FUND           FUND           FUND            FUND
                                        ------------   ------------   ------------   ------------   --------------
Assets:
Investments in Mutual of America
  Investment Corporation at market
  value
  (Cost:
  Money Market Fund--$53,211,979
  All America Fund--$467,248,409
  Equity Index Fund--$319,585,701
  Mid-Cap Equity Index--$48,872,191
  Bond Fund--$49,338,915)
  (Notes 1 and 2).....................  $51,996,626    $454,950,147   $339,043,016   $47,931,359     $45,876,273
Due From (To) Mutual of America
  General Account.....................    4,900,779      (2,089,853)    (1,102,007)      370,654         157,955
                                        -----------    ------------   ------------   -----------     -----------
Net Assets............................  $56,897,405    $452,860,294   $337,941,009   $48,302,013     $46,034,228
                                        ===========    ============   ============   ===========     ===========
Unit Value at December 31, 2000 (Note
  4)..................................  $      2.22    $       9.46   $       3.07   $      1.28     $      3.31
                                        ===========    ============   ============   ===========     ===========
Number of Units Outstanding at
  December 31, 2000 (Note 4)..........   25,657,940      47,894,802    109,981,599    37,751,550      13,899,391
                                        ===========    ============   ============   ===========     ===========



                                                                       INVESTMENT COMPANY
                                                  ------------------------------------------------------------
                                                   SHORT-TERM     MID-TERM     COMPOSITE     AGGRESSIVE EQUITY
                                                   BOND FUND     BOND FUND        FUND             FUND
                                                  ------------   ----------   ------------   -----------------
Assets:
Investments in Mutual of America Investment
  Corporation at market value
  (Cost:
  Short-Term Bond Fund--$6,502,142
  Mid-Term Bond Fund--$8,961,202
  Composite Fund--$320,283,437
  Aggressive Equity Fund--$215,137,707)
  (Notes 1 and 2)...............................   $6,295,712    $8,359,392   $300,498,258     $208,843,417
Due From (To) Mutual of America General
  Account.......................................       60,741     (213,587)        120,236          628,062
                                                   ----------    ----------   ------------     ------------
Net Assets......................................   $6,356,453    $8,145,805   $300,618,494     $209,471,479
                                                   ==========    ==========   ============     ============
Unit Value at December 31, 2000 (Note 4)........   $     1.37    $    1.38    $       5.52     $       2.79
                                                   ==========    ==========   ============     ============
Number of Units Outstanding at December 31, 2000
  (Note 4)......................................    4,648,980    5,922,443      54,446,547       75,043,448
                                                   ==========    ==========   ============     ============



   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2000



                                                          SCUDDER                     AMERICAN CENTURY
                                         ------------------------------------------   ----------------
                                                         CAPITAL                         VP CAPITAL
                                            BOND          GROWTH      INTERNATIONAL     APPRECIATION
                                            FUND           FUND           FUND              FUND
                                         -----------   ------------   -------------   ----------------
Assets:
Investments in Scudder Portfolios and
  American Century VP Capital
  Appreciation Fund at market value
  (Cost:
  Scudder Bond Fund--$22,679,707
  Scudder Capital Growth Fund--
    $393,042,016
  Scudder International Fund--
    $164,384,711
  American Century VP Capital
    Appreciation
  Fund--$142,219,007)
  (Notes 1 and 2)......................  $22,805,363   $493,581,894   $165,813,652      $141,818,792
Due From (To) Mutual of America General
  Account..............................      (94,900)       612,843      1,049,002        (6,639,914)
                                         -----------   ------------   ------------      ------------
Net Assets.............................  $22,710,463   $494,194,737   $166,862,654      $135,178,878
                                         ===========   ============   ============      ============
Unit Value at December 31, 2000 (Note
  4)...................................  $     13.94   $      42.97   $      20.02      $      18.82
                                         ===========   ============   ============      ============
Number of Units Outstanding at
  December 31, 2000 (Note 4)...........    1,629,548     11,501,193      8,335,113         7,184,314
                                         ===========   ============   ============      ============



                                           CALVERT                       FIDELITY
                                         -----------   --------------------------------------------
                                           SOCIAL           VIP           VIP II         VIP II
                                          BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                            FUND           FUND            FUND           FUND
                                         -----------   -------------   ------------   -------------
Assets:
Investments in Calvert Responsibility
  Invested Portfolio and Fidelity
  Portfolios at market value
  (Cost:
  Calvert Social Balanced Portfolio--
    $53,724,376
  VIP Equity-Income Fund--$112,651,782
  VIP II Contra Fund--$237,337,219
  VIP II Asset Manager Fund--
    $49,936,525) (Notes 1 and 2).......  $55,660,213   $129,744,849    $259,207,479    $48,061,285
Due From (To) Mutual of America General
  Account..............................       46,998        146,734         685,418        (97,661)
                                         -----------   ------------    ------------    -----------
Net Assets.............................  $55,707,211   $129,891,583    $259,892,897    $47,963,624
                                         ===========   ============    ============    ===========
Unit Value at December 31, 2000 (Note
  4)...................................  $      3.23   $      34.61    $      29.73    $     25.14
                                         ===========   ============    ============    ===========
Number of Units Outstanding at
  December 31, 2000 (Note 4)...........   17,238,046      3,752,998       8,742,020      1,908,187
                                         ===========   ============    ============    ===========



   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2


                            STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                            INVESTMENT COMPANY
                                         ---------------------------------------------------------
                                            MONEY           ALL           EQUITY        MID-CAP
                                           MARKET         AMERICA         INDEX       EQUITY INDEX
                                            FUND           FUND            FUND           FUND
                                         -----------   -------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income......................  $2,344,583    $  97,540,473   $ 32,279,207   $ 2,932,890
                                         ----------    -------------   ------------   -----------
Expenses (Note 3):
  Fees and administrative expenses.....     593,913        5,219,880      3,946,146       185,166
                                         ----------    -------------   ------------   -----------
Net Investment Income (Loss)...........   1,750,670       92,320,593     28,333,061     2,747,724
                                         ----------    -------------   ------------   -----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments........................   1,280,092       29,944,034     15,628,670       538,349
  Net unrealized appreciation
    (depreciation) of investments......    (502,312)    (152,033,556)   (81,907,504)   (1,184,967)
                                         ----------    -------------   ------------   -----------
Net Realized and Unrealized Gain (Loss)
  on Investments.......................     777,780     (122,089,522)   (66,278,834)     (646,618)
                                         ----------    -------------   ------------   -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations............  $2,528,450    $ (29,768,929)  $(37,945,773)  $ 2,101,106
                                         ==========    =============   ============   ===========



                                                           INVESTMENT COMPANY
                                 -----------------------------------------------------------------------
                                    BOND      SHORT-TERM    MID-TERM     COMPOSITE     AGGRESSIVE EQUITY
                                    FUND       BOND FUND    BOND FUND       FUND             FUND
                                 ----------   -----------   ---------   ------------   -----------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income..............  $3,357,546    $365,269     $493,440    $ 47,606,624      $ 37,230,757
                                 ----------    --------     ---------   ------------      ------------
Expenses (Note 3):
  Fees and administrative
    expenses...................     511,779      65,246       92,816       3,340,092         2,221,858
                                 ----------    --------     ---------   ------------      ------------
Net Investment Income (Loss)...   2,845,767     300,023      400,624      44,266,532        35,008,899
                                 ----------    --------     ---------   ------------      ------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss) on
    investments................    (843,065)    (11,577)    (193,729)      3,397,858        15,478,368
  Net unrealized appreciation
    (depreciation) of
    investments................   1,107,547      42,060       61,769     (52,693,172)      (57,630,088)
                                 ----------    --------     ---------   ------------      ------------
Net Realized and Unrealized
  Gain (Loss) on Investments...     264,482      30,483     (131,960)    (49,295,314)      (42,151,720)
                                 ----------    --------     ---------   ------------      ------------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations...................  $3,110,249    $330,506     $268,664    $ (5,028,782)     $ (7,142,821)
                                 ==========    ========     =========   ============      ============



   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2


                            STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND         GROWTH       INTERNATIONAL   APPRECIATION
                                              FUND          FUND            FUND            FUND
                                           ----------   -------------   -------------   ------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income........................  $  991,893   $  67,116,890   $ 25,284,109    $  2,647,753
                                           ----------   -------------   ------------    ------------
Expenses (Note 3):
  Fees and administrative expenses.......     239,901       5,703,272      2,140,760         915,665
                                           ----------   -------------   ------------    ------------
Net Investment Income (Loss).............     751,992      61,413,618     23,143,349       1,732,088
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments..........................    (177,508)     13,774,542    (17,383,177)     16,638,821
  Net unrealized appreciation
    (depreciation) of investments........   1,190,971    (135,533,372)   (42,573,578)    (17,252,719)
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments.........................   1,013,463    (121,758,830)   (59,956,755)       (613,898)
                                           ----------   -------------   ------------    ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..............  $1,765,455   $ (60,345,212)  $(36,813,406)   $  1,118,190
                                           ==========   =============   ============    ============



                                             CALVERT                       FIDELITY
                                           -----------   --------------------------------------------
                                             SOCIAL           VIP           VIP II         VIP II
                                            BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                              FUND           FUND            FUND           FUND
                                           -----------   -------------   ------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income........................  $ 2,639,052    $10,039,056    $ 34,554,059    $ 4,844,520
                                           -----------    -----------    ------------    -----------
Expenses (Note 3):
  Fees and administrative expenses.......      648,433      1,259,779       2,570,132        515,437
                                           -----------    -----------    ------------    -----------
Net Investment Income (Loss).............    1,990,619      8,779,277      31,983,927      4,329,083
                                           -----------    -----------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments..........................      440,120      2,691,502       6,420,523         40,002
  Net unrealized appreciation
    (depreciation) of investments........   (4,883,708)    (3,489,681)    (59,063,057)    (6,804,720)
                                           -----------    -----------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments.........................   (4,443,588)      (798,179)    (52,642,534)    (6,764,718)
                                           -----------    -----------    ------------    -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..............  $(2,452,969)   $ 7,981,098    $(20,658,607)   $(2,435,635)
                                           ===========    ===========    ============    ===========



   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                               (EXCEPT AS NOTED)


                                                                 INVESTMENT COMPANY
                               ---------------------------------------------------------------------------------------
                                   MONEY MARKET FUND              ALL AMERICA FUND              EQUITY INDEX FUND
                               --------------------------   ----------------------------   ---------------------------
                                   2000          1999           2000            1999           2000           1999
                               ------------   -----------   -------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss)...................  $  1,750,670   $ 1,460,097   $  92,320,593   $ 31,023,610   $ 28,333,061   $  5,577,241
  Net realized gain (loss) on
    investments..............     1,280,092        77,005      29,944,034     11,573,648     15,628,670     11,274,282
  Net unrealized appreciation
    (depreciation) of
    investments..............      (502,312)     (127,237)   (152,033,556)    52,913,881    (81,907,504)    41,365,894
                               ------------   -----------   -------------   ------------   ------------   ------------
Net Increase (Decrease) in
 net assets resulting from
 operations..................     2,528,450     1,409,865     (29,768,929)    95,511,139    (37,945,773)    58,217,417
                               ------------   -----------   -------------   ------------   ------------   ------------
From Unit Transactions
 (Note 5):
  Contributions..............     9,480,481     7,000,569      41,671,356     35,610,297     56,036,157     55,688,442
  Withdrawals................   (10,640,199)   (7,125,494)    (45,092,997)   (33,534,302)   (40,831,811)   (30,127,569)
  Net transfers..............    11,749,985     3,639,051       3,440,680    (13,672,151)   (23,936,379)    31,554,304
                               ------------   -----------   -------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions...........    10,590,267     3,514,126          19,039    (11,596,156)    (8,732,033)    57,115,177
                               ------------   -----------   -------------   ------------   ------------   ------------
Net Increase (Decrease) in
 Net Assets..................    13,118,717     4,923,991     (29,749,890)    83,914,983    (46,677,806)   115,332,594
Net Assets:
Beginning of Year............    43,778,688    38,854,697     482,610,184    398,695,201    384,618,815    269,286,221
                               ------------   -----------   -------------   ------------   ------------   ------------
End of Year..................  $ 56,897,405   $43,778,688   $ 452,860,294   $482,610,184   $337,941,009   $384,618,815
                               ============   ===========   =============   ============   ============   ============



                                                                     INVESTMENT COMPANY
                                       -------------------------------------------------------------------------------
                                            MID-CAP EQUITY
                                              INDEX FUND                  BOND FUND             SHORT-TERM BOND FUND
                                       ------------------------   --------------------------   -----------------------
                                          2000        1999(A)        2000           1999          2000         1999
                                       -----------   ----------   -----------   ------------   ----------   ----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).......  $ 2,747,724   $    6,811   $ 2,845,767   $  2,486,158   $  300,023   $  310,602
  Net realized gain (loss) on
    investments......................      538,349       (9,366)     (843,065)      (370,043)     (11,577)         117
  Net unrealized appreciation
    (depreciation) of investment.....   (1,184,967)     244,135     1,107,547     (3,710,131)      42,060     (174,534)
                                       -----------   ----------   -----------   ------------   ----------   ----------
Net Increase (Decrease) in net assets
 resulting from operations...........    2,101,106      241,580     3,110,249     (1,594,016)     330,506      136,185
                                       -----------   ----------   -----------   ------------   ----------   ----------
From Unit Transactions (Note 5):
  Contributions......................    4,777,324      353,431     6,158,750      7,241,958    1,221,778    1,048,219
  Withdrawals........................   (2,042,853)     (49,137)   (5,519,701)    (5,979,743)    (641,732)    (901,800)
  Net transfers......................   39,665,365    3,255,197    (1,616,145)   (12,049,318)     828,968      396,691
                                       -----------   ----------   -----------   ------------   ----------   ----------
Net Increase (Decrease) from unit
 transactions........................   42,399,836    3,559,491      (977,096)   (10,787,103)   1,409,014      543,110
                                       -----------   ----------   -----------   ------------   ----------   ----------
Net Increase (Decrease) in Net
 Assets..............................   44,500,942    3,801,071     2,133,153    (12,381,119)   1,739,520      679,295
Net Assets:
Beginning of Year....................    3,801,071           --    43,901,075     56,282,194    4,616,933    3,937,638
                                       -----------   ----------   -----------   ------------   ----------   ----------
End of Year..........................  $48,302,013   $3,801,071   $46,034,228   $ 43,901,075   $6,356,453   $4,616,933
                                       ===========   ==========   ===========   ============   ==========   ==========


------------------------------

(a) For the period May 3, 1999 (Commencement of Operations) to December 31,
1999.


   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                  INVESTMENT COMPANY
                                 -------------------------------------------------------------------------------------
                                    MID-TERM BOND FUND             COMPOSITE FUND            AGGRESSIVE EQUITY FUND
                                 -------------------------   ---------------------------   ---------------------------
                                    2000          1999           2000           1999           2000           1999
                                 -----------   -----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income........  $   400,624   $   372,419   $ 44,266,532   $ 18,255,984   $ 35,008,899   $ (1,620,468)
  Net realized gain (loss) on
    investments................     (193,729)     (131,810)     3,397,858      2,253,148     15,478,368        291,748
  Net unrealized appreciation
    (depreciation) of
    investments................       61,769      (245,448)   (52,693,172)    18,128,529    (57,630,088)    50,720,384
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations....................      268,664        (4,839)    (5,028,782)    38,637,661     (7,142,821)    49,391,664
                                 -----------   -----------   ------------   ------------   ------------   ------------
From Unit Transactions (Note
 5):
  Contributions................    1,470,364     1,468,498     24,361,112     24,264,832     33,346,415     23,951,530
  Withdrawals..................   (1,354,253)   (1,830,214)   (29,556,375)   (26,391,103)   (20,309,778)   (15,330,684)
  Net transfers................     (237,456)   (1,329,517)    (5,404,431)   (15,156,928)    26,347,882     (8,152,611)
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions.............     (121,345)   (1,691,233)   (10,599,694)   (17,283,199)    39,384,519        468,235
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets........................      147,319    (1,696,072)   (15,628,476)    21,354,462     32,241,698     49,859,899
Net Assets:
Beginning of Year..............    7,998,486     9,694,558    316,246,970    294,892,508    177,229,781    127,369,882
                                 -----------   -----------   ------------   ------------   ------------   ------------
End of Year....................  $ 8,145,805   $ 7,998,486   $300,618,494   $316,246,970   $209,471,479   $177,229,781
                                 ===========   ===========   ============   ============   ============   ============



                                                                             SCUDDER
                                      --------------------------------------------------------------------------------------
                                              BOND FUND               CAPITAL GROWTH FUND            INTERNATIONAL FUND
                                      -------------------------   ----------------------------   ---------------------------
                                         2000          1999           2000            1999           2000           1999
                                      -----------   -----------   -------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income.............  $   751,992   $   750,940   $  61,413,618   $ 38,502,767   $ 23,143,349   $ 12,301,717
  Net realized gain (loss) on
    investments.....................     (177,508)     (169,851)     13,774,542      8,660,945    (17,383,177)    33,106,709
  Net unrealized appreciation
    (depreciation) of investments...    1,190,971    (1,081,398)   (135,533,372)    92,663,054    (42,573,578)    31,048,001
                                      -----------   -----------   -------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from operations...    1,765,455      (500,309)    (60,345,212)   139,826,766    (36,813,406)    76,456,427
                                      -----------   -----------   -------------   ------------   ------------   ------------
From Unit Transactions (Note 5):
  Contributions.....................    3,038,613     3,439,002      55,996,298     48,772,338     21,051,273     16,775,667
  Withdrawals.......................   (2,317,634)   (2,836,834)    (56,195,249)   (38,675,885)   (20,939,499)   (15,785,700)
  Net Transfers.....................      378,187    (3,133,893)     (3,229,102)    (5,410,060)   (15,602,174)     6,239,113
                                      -----------   -----------   -------------   ------------   ------------   ------------
Net Increase (Decrease) from unit
 transactions.......................    1,099,166    (2,531,725)     (3,428,053)     4,686,393    (15,490,400)     7,229,080
                                      -----------   -----------   -------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets.............................    2,864,621    (3,032,034)    (63,773,265)   144,513,159    (52,303,806)    83,685,507
Net Assets:
Beginning of Year...................   19,845,842    22,877,876     557,968,002    413,454,843    219,166,460    135,480,953
                                      -----------   -----------   -------------   ------------   ------------   ------------
End of Year.........................  $22,710,463   $19,845,842   $ 494,194,737   $557,968,002   $166,862,654   $219,166,460
                                      ===========   ===========   =============   ============   ============   ============


   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                   AMERICAN CENTURY                 CALVERT
                                                              --------------------------   -------------------------
                                                                      VP CAPITAL                    SOCIAL
                                                                  APPRECIATION FUND              BALANCED FUND
                                                              --------------------------   -------------------------
                                                                  2000          1999          2000          1999
                                                              ------------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income.....................................  $  1,732,088   $  (421,225)  $ 1,990,619   $ 4,488,928
  Net realized gain (loss) on investments...................    16,638,821     3,487,749       440,120       487,674
  Net unrealized appreciation (depreciation) of
    investments.............................................   (17,252,719)   19,279,250    (4,883,708)       57,735
                                                              ------------   -----------   -----------   -----------
Net Increase (Decrease) in net assets resulting from
 operations.................................................     1,118,190    22,345,774    (2,452,969)    5,034,337
                                                              ------------   -----------   -----------   -----------
From Unit Transactions (Note 5):
  Contributions.............................................    14,506,141     4,529,867    10,377,249    10,122,717
  Withdrawals...............................................   (11,069,296)   (4,671,049)   (5,569,867)   (4,719,017)
  Net transfers.............................................    71,583,128     1,541,880      (704,904)      269,526
                                                              ------------   -----------   -----------   -----------
Net Increase (Decrease) from unit transactions..............    75,019,973     1,400,698     4,102,478     5,673,226
                                                              ------------   -----------   -----------   -----------
Net Increase (Decrease) in Net Assets.......................    76,138,163    23,746,472     1,649,509    10,707,563
Net Assets:
Beginning of Year...........................................    59,040,715    35,294,243    54,057,702    43,350,139
                                                              ------------   -----------   -----------   -----------
End of Year.................................................  $135,178,878   $59,040,715   $55,707,211   $54,057,702
                                                              ============   ===========   ===========   ===========



                                                                             FIDELITY
                                       -------------------------------------------------------------------------------------
                                                   VIP                         VIP II                       VIP II
                                              EQUITY-INCOME                    CONTRA                    ASSET MANAGER
                                                  FUND                          FUND                         FUND
                                       ---------------------------   ---------------------------   -------------------------
                                           2000           1999           2000           1999          2000          1999
                                       ------------   ------------   ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income..............  $  8,779,277   $  4,140,020   $ 31,983,927   $  4,913,774   $ 4,329,083   $ 2,203,501
  Net realized gain (loss) on
    investments......................     2,691,502      1,910,304      6,420,523     14,562,051        40,002       141,270
  Net unrealized appreciation
    (depreciation) of investments....    (3,489,681)      (455,188)   (59,063,057)    27,752,872    (6,804,720)    1,530,660
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets
 resulting from operations...........     7,981,098      5,595,136    (20,658,607)    47,228,697    (2,435,635)    3,875,431
                                       ------------   ------------   ------------   ------------   -----------   -----------
From Unit Transactions (Note 5):
  Contributions......................    19,622,271     23,738,000     41,441,037     38,205,139    11,204,407    10,251,230
  Withdrawals........................   (15,069,900)   (14,284,534)   (29,368,964)   (22,784,938)   (5,623,310)   (4,220,822)
  Net Transfers......................   (18,362,585)    (2,481,069)    (2,378,184)    31,873,961    (1,301,451)      446,968
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit
 transactions........................   (13,810,214)     6,972,397      9,693,889     47,294,162     4,279,646     6,477,376
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net
 Assets..............................    (5,829,116)    12,567,533    (10,964,718)    94,522,859     1,844,011    10,352,807
Net Assets:
Beginning of Year....................   135,720,699    123,153,166    270,857,615    176,334,756    46,119,613    35,766,806
                                       ------------   ------------   ------------   ------------   -----------   -----------
End of Year..........................  $129,891,583   $135,720,699   $259,892,897   $270,857,615   $47,963,624   $46,119,613
                                       ============   ============   ============   ============   ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Life Investment Fund ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income Portfolio invests in a corresponding portfolio of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Contrafund Portfolio and Asset Manager Portfolio invest in corresponding portfolios of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became the 17th investment alternative available to Separate Account No. 2.


Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.



The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.



The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:



INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on the respective unit values.


INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS


The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2000 are as follows:



                                                 NUMBER OF    NET ASSET
                                                  SHARES        VALUE
                                                -----------   ---------
Investment Company Funds:
  Money Market Fund...........................   43,177,530    $ 1.20
  All America Fund............................  179,392,006      2.54
  Equity Index Fund...........................  142,882,660      2.37
  Mid-Cap Equity Index Fund...................   39,758,520      1.21
  Bond Fund...................................   35,046,649      1.31
  Short-Term Bond Fund........................    6,247,259      1.01
  Mid-Term Bond Fund..........................    9,779,412      0.85
  Composite Fund..............................  188,111,595      1.60
  Aggressive Equity Fund......................  118,974,191      1.76
Scudder Portfolios:
  Bond Portfolio..............................    3,358,669      6.78
  Capital Growth Portfolio--Class "A".........   21,394,967     23.07
  International Portfolio--Class "A"..........   11,627,886     14.26
American Century VP Capital Appreciation
  Fund........................................    8,987,249     15.78
Calvert Social Balanced Portfolio.............   27,802,304      2.00
Fidelity Portfolios:
  Equity-Income--"Initial" Class..............    5,084,046     25.52
  Contrafund--"Initial" Class.................   10,918,596     23.75
  Asset Manager--"Initial" Class..............    3,003,830     16.01

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .20%, and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.


Expense Risk Charge--The Company assumes the risk to make annuity payments in accordance with annuity tables provided in the Contracts regardless of how long a participant lives and also assumes certain expense risks associated with such annuity payments. For assuming this risk, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund. Prior to May 1, 2000 the charge had included a mortality risk charge component of .35% which was eliminated as of that date.



4. FINANCIAL HIGHLIGHTS


Shown below are financial highlights for a Unit outstanding throughout each of the five years ended December 31:


                                                    INVESTMENT COMPANY MONEY MARKET FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  2.11    $  2.03     $ 1.95     $ 1.87     $ 1.80
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  2.22    $  2.11     $ 2.03     $ 1.95     $ 1.87
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   25,658     20,766     19,121     16,831     17,511
                                            =======    =======     ======     ======     ======

                                                    INVESTMENT COMPANY ALL AMERICA FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 10.05    $  8.09     $ 6.76     $ 5.39     $ 4.52
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  9.46    $ 10.05     $ 8.09     $ 6.76     $ 5.39
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   47,895     48,014     49,275     51,312     49,798
                                            =======    =======     ======     ======     ======

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

4. FINANCIAL HIGHLIGHTS (CONTINUED)


Unit value, beginning of year.............  $  3.41    $  2.86     $ 2.26     $ 1.72     $ 1.42
                                                    INVESTMENT COMPANY EQUITY INDEX FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  3.07    $  3.41     $ 2.86     $ 2.26     $ 1.72
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....  109,982    112,735     94,019     68,462     35,660
                                            =======    =======     ======     ======     ======

                                                        INVESTMENT COMPANY BOND FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  3.07    $  3.17     $ 3.00     $ 2.75     $ 2.69
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  3.31    $  3.07     $ 3.17     $ 3.00     $ 2.75
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   13,899     14,287     17,746     12,671     12,548
                                            =======    =======     ======     ======     ======

                                                  INVESTMENT COMPANY SHORT-TERM BOND FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  1.28    $  1.24     $ 1.19     $ 1.14     $ 1.10
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  1.37    $  1.28     $ 1.24     $ 1.19     $ 1.14
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    4,649      3,604      3,164      2,355      2,129
                                            =======    =======     ======     ======     ======

                                                   INVESTMENT COMPANY MID-TERM BOND FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  1.32    $  1.32     $ 1.26     $ 1.19     $ 1.16
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  1.38    $  1.32     $ 1.32     $ 1.26     $ 1.19
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    5,922      6,037      7,325      4,478      3,828
                                            =======    =======     ======     ======     ======

                                                     INVESTMENT COMPANY COMPOSITE FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  5.61    $  4.93     $ 4.36     $ 3.75     $ 3.39
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  5.52    $  5.61     $ 4.93     $ 4.36     $ 3.75
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   54,447     56,404     59,833     61,359     66,715
                                            =======    =======     ======     ======     ======

                                                 INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  2.85    $  2.02     $ 2.15     $ 1.80     $ 1.43
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  2.79    $  2.85     $ 2.02     $ 2.15     $ 1.80
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   75,043     62,123     63,176     71,468     49,800
                                            =======    =======     ======     ======     ======

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

4. FINANCIAL HIGHLIGHTS (CONTINUED)

Unit value, beginning of year.............  $  1.11    $  1.00
                                                             INVESTMENT COMPANY
                                                         MID-CAP EQUITY INDEX FUND
                                            ----------------------------------------------------
                                              2000      1999*
                                            --------   --------
                                            =======    =======
Unit value, end of year...................  $  1.28    $  1.11
                                            =======    =======
Units outstanding (000's) end of year.....   37,752      3,431
                                            =======    =======

                                                             SCUDDER BOND FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 12.73    $ 13.02     $12.37     $11.48     $11.30
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 13.94    $ 12.73     $13.02     $12.37     $11.48
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    1,630      1,558      1,757      1,484      1,362
                                            =======    =======     ======     ======     ======

                                                        SCUDDER CAPITAL GROWTH FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 48.17    $ 36.07     $29.64     $22.11     $18.64
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 42.97    $ 48.17     $36.07     $29.64     $22.11
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   11,501     11,582     11,462     11,094      9,266
                                            =======    =======     ======     ======     ======

                                                         SCUDDER INTERNATIONAL FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 25.83    $ 16.93     $14.46     $13.43     $11.85
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 20.02    $ 25.83     $16.93     $14.46     $13.43
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    8,335      8,486      8,004      8,205      7,688
                                            =======    =======     ======     ======     ======

                                               AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 17.40    $ 10.69     $11.04     $11.53     $12.18
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 18.82    $ 17.40     $10.69     $11.04     $11.53
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    7,184      3,394      3,303      4,510      7,264
                                            =======    =======     ======     ======     ======


------------------------
* Commenced operation May 3, 1999.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

4. FINANCIAL HIGHLIGHTS (CONTINUED)


                                                        CALVERT SOCIAL BALANCED FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  3.37    $  3.04     $ 2.65     $ 2.23     $ 2.01
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  3.23    $  3.37     $ 3.04     $ 2.65     $ 2.23
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....   17,238     16,041     14,257     12,479     10,713
                                            =======    =======     ======     ======     ======

                                                      FIDELITY VIP EQUITY-INCOME FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 32.21    $ 30.65     $27.77     $21.93     $19.43
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 34.61    $ 32.21     $30.65     $27.77     $21.93
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    3,753      4,213      4,018      3,491      2,342
                                            =======    =======     ======     ======     ======

                                                        FIDELITY VIP II CONTRA FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 32.13    $ 26.16     $20.36     $16.59     $13.85
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 29.73    $ 32.13     $26.16     $20.36     $16.59
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    8,742      8,430      6,742      5,656      3,880
                                            =======    =======     ======     ======     ======

                                                     FIDELITY VIP II ASSET MANAGER FUND
                                            ----------------------------------------------------
                                              2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 26.40    $ 24.04     $21.14     $17.72     $15.66
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 25.14    $ 26.40     $24.04     $21.14     $17.72
                                            =======    =======     ======     ======     ======
Units outstanding (000's) end of year.....    1,908      1,747      1,488      1,150        613
                                            =======    =======     ======     ======     ======



5. ASSUMPTION OF BUSINESS FROM AN AFFILIATED ENTITY



In September 1999, Mutual of America Life Insurance Company ("the Company"), submitted to the New York Insurance Department a Plan of Reorganization whereby the Company would prepare for the sale of its wholly owned subsidiary, The American Life Insurance Company of New York ("American Life").



In preparation for such sale, the Company would assume via assumption reinsurance and related agreements virtually all of American Life's in force business.



As a consequence of this activity throughout the year 2000, the Company assumed virtually all of the related assets and obligations over these policies which in the aggregate amounted to approximately $77 million.



The business assumed under the assumption reinsurance and related agreements is predominantly included in "Net Transfers" on the Statements of Changes in Net Assets. The Scudder International and Equity Index Funds accounted for the largest transfers amounting to $12.0 million and $10.9 million, respectively, for the year.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Mutual of America Life Insurance Company of New York:



We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.



/s/ ARTHUR ANDERSEN LLP



New York, New York


February 20, 2001

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Mutual of America Life Insurance Company:



We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 9.



In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2000 and 1999, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with accounting principles generally accepted in the United States, present fairly, in all material respects, the information shown therein.



However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.



/s/ ARTHUR ANDERSEN LLP



New York, New York


February 20, 2001

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                           DECEMBER 31, 2000 AND 1999



                                                          2000              1999
                                                     ---------------   ---------------
                                        ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes..................................  $ 4,647,281,840   $ 4,698,493,596
  Common stocks....................................      321,308,448       412,828,363
  Preferred stocks.................................       36,731,220        40,520,250
  Cash and short-term investments..................      300,014,386        81,598,028
  Guaranteed funds transferable....................       94,771,918       137,269,179
  Mortgage loans...................................       17,789,452        18,498,896
  Real estate......................................      313,346,186       318,584,447
  Policy loans.....................................      104,876,551       103,466,616
  Other invested assets............................        5,404,171        29,993,141
  Investment income accrued........................       96,046,370        91,290,190
  Other assets.....................................       45,882,044        22,278,288
                                                     ---------------   ---------------
    Total general account assets...................    5,983,452,586     5,954,820,994
SEPARATE ACCOUNT ASSETS............................    4,837,338,055     4,999,885,459
                                                     ---------------   ---------------
TOTAL ASSETS.......................................  $10,820,790,641   $10,954,706,453
                                                     ===============   ===============

                               LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves...................  $ 4,950,194,422   $ 4,861,766,733
  Other contractholders liabilities and reserves...        9,004,776        11,372,596
  Interest maintenance reserve.....................      157,239,778       181,876,278
  Other liabilities................................      134,294,008       101,358,313
                                                     ---------------   ---------------
    Total general account liabilities..............    5,250,732,984     5,156,373,920
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES....    4,837,338,055     4,999,885,459
                                                     ---------------   ---------------
    Total liabilities..............................   10,088,071,039    10,156,259,379
                                                     ---------------   ---------------
ASSET VALUATION RESERVE............................       70,416,505       117,678,424
                                                     ---------------   ---------------
SURPLUS
  Assigned surplus.................................        1,150,000         1,150,000
  Unassigned surplus...............................      661,153,097       679,618,650
                                                     ---------------   ---------------
    Total surplus..................................      662,303,097       680,768,650
                                                     ---------------   ---------------
TOTAL LIABILITIES AND SURPLUS......................  $10,820,790,641   $10,954,706,453
                                                     ===============   ===============


          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS


                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                            2000             1999
                                                       --------------   --------------
INCOME
  Annuity considerations and deposits................  $1,011,619,263   $  897,476,235
  Life and disability insurance premiums.............      27,796,899       28,357,570
                                                       --------------   --------------
    Total considerations and premiums................   1,039,416,162      925,833,805
  Separate account investment and administration
    fees.............................................      51,484,121       50,578,828
  Net investment income..............................     394,957,609      422,480,668
  Other, net.........................................      (2,253,891)      (2,308,256)
                                                       --------------   --------------
    Total income.....................................   1,483,604,001    1,396,585,045
                                                       --------------   --------------
DEDUCTIONS
  Increase in insurance and annuity reserves.........     109,049,504       42,211,501
  Annuity and surrender benefits.....................   1,157,741,665    1,101,981,780
  Death and disability benefits......................      20,292,447       19,047,964
  Operating expenses.................................     151,025,739      159,023,774
                                                       --------------   --------------
    Total deductions.................................   1,438,109,355    1,322,265,019
                                                       --------------   --------------
    Net gain before dividends........................      45,494,646       74,320,026
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS.......        (194,536)         (89,247)
                                                       --------------   --------------
    Net gain from operations.........................      45,300,110       74,230,779
FEDERAL INCOME TAX (EXPENSE) BENEFIT.................      (1,973,519)         512,749
NET REALIZED CAPITAL GAINS...........................      31,798,177       20,883,616
                                                       --------------   --------------
    Net income.......................................      75,124,768       95,627,144
SURPLUS TRANSACTIONS
  Change in:
  Asset valuation reserve............................      47,261,919          806,959
  Unrealized capital (losses) gains, net.............    (120,328,446)       2,661,765
  Non-admitted assets and other, net.................      (3,282,539)     (13,159,009)
  Liability for reserve strengthening................     (17,241,255)              --
                                                       --------------   --------------
    Net change in surplus............................     (18,465,553)      85,936,859
SURPLUS
  Beginning of year..................................     680,768,650      594,831,791
                                                       --------------   --------------
  End of year........................................  $  662,303,097   $  680,768,650
                                                       ==============   ==============


          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                            2000             1999
                                                       --------------   --------------
CASH PROVIDED
  Premium and annuity funds received.................  $1,039,216,167   $  921,742,410
  Investment income received.........................     372,533,026      358,766,660
  Expense allowance on reinsurance...................      (4,836,476)      (4,091,395)
  Separate account investment and administrative
    fees.............................................      51,841,420       50,599,178
  Other, net.........................................       1,091,900        3,287,480
                                                       --------------   --------------
    Total receipts...................................   1,459,846,037    1,330,304,333
                                                       --------------   --------------
  Benefits paid......................................   1,184,271,074    1,114,262,529
  Insurance and operating expenses paid..............     137,415,795      154,815,653
  Net transfers to separate accounts.................      45,855,271      115,750,222
                                                       --------------   --------------
    Total payments...................................   1,367,542,140    1,384,828,404
                                                       --------------   --------------
    Net cash provided (used) by operations...........      92,303,897      (54,524,071)
  Proceeds from long-term investments sold, matured
    or repaid........................................   1,860,407,364    1,761,621,032
  Other, net.........................................      43,268,259       33,954,730
                                                       --------------   --------------
    Total cash provided..............................   1,995,979,520    1,741,051,691
                                                       --------------   --------------
CASH APPLIED
  Cost of long-term investments acquired.............   1,736,290,611    1,592,252,620
  Repayment of note payable..........................              --      135,000,000
  Other, net.........................................      41,272,551       30,887,009
                                                       --------------   --------------
    Total cash applied...............................   1,777,563,162    1,758,139,629
                                                       --------------   --------------
    Net change in cash and short-term investments....     218,416,358      (17,087,938)
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year..................................      81,598,028       98,685,966
                                                       --------------   --------------
  End of year........................................  $  300,014,386   $   81,598,028
                                                       ==============   ==============


          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



                           DECEMBER 31, 2000 AND 1999



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



PRINCIPLES OF CONSOLIDATION



The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"). Significant intercompany balances and transactions have been eliminated in consolidation.



NATURE OF OPERATIONS



Mutual of America provides retirement and employee benefit plans in the small to medium size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, through a wholly owned subsidiary, the Company has expanded to include for-profit organizations in the small to medium size company market. The principal insurance companies in the group are licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.



REORGANIZATION -- In September 1999, Mutual of America submitted a Plan of Reorganization ("the Plan") to the State of New York Insurance Department ("New York Department") whereby Mutual of America would prepare for the sale of The American Life Insurance Company of New York ("American Life") a wholly owned subsidiary of Mutual of America. In preparation for such a sale, the Plan indicates that Mutual of America would assume (via an assumption reinsurance and related agreements) virtually all of American Life's in force business. Mutual of America would then sell the stock of the holding company that owns American Life to a third party. It is anticipated that this sale will take place during the first quarter of 2001. During 2000, approximately $517.7 million of insurance and annuity reserves were assumed by Mutual of America.



BASIS OF PRESENTATION



The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department. Such practices differ from accounting principles generally accepted in the United States ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.



In 1999, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. Codification will change, to some extent, current prescribed statutory accounting practices and would result in changes to the accounting practices that the Company uses to prepare its statutory financial statements going forward. The New York Department has adopted Codification with certain significant modifications as the prescribed basis of accounting for its

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


domestic insurers effective January 1, 2001. Implementation of Codification as adopted by the New York Department will not have a material adverse effect on the Company's operating results or financial position.



The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.



Certain 1999 amounts included in the accompanying consolidated financial statements have been reclassified to conform to the 2000 presentation.



ASSET VALUATIONS



BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments in good standing are stated at cost. All other bonds and short-term notes are stated at market value. Unrealized losses related to the valuation of certain non-investment grade bonds are recorded directly to unassigned surplus.



COMMON AND PREFERRED STOCKS -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.



GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.



MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual assets that are considered other than temporary are recognized when incurred. There were no impairments recorded during 2000 and 1999.



REAL ESTATE -- Real estate, which is classified as Company occupied property, is carried at cost, including capital improvements, net of accumulated depreciation, and depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.



POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.



OTHER ASSETS -- Certain other assets, such as furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.



INSURANCE AND ANNUITY RESERVES



Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


and interest rate assumptions (ranging predominately from 5.00% to 9.25%), which meet or exceed statutory requirements. During 2000, the Company lowered the interest rate used to value certain fixed interest guarantee annuity contracts issued prior to January 1, 1999. The effect of this change was to increase policyholder liabilities and to reduce surplus by $17.2 million as of January 1, 2000. This change reflects the current lower interest rate environment that has developed since the business was originally written many years ago.



Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 2000 and 1999, averaged 5.40% and 4.75%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.



INTEREST MAINTENANCE AND ASSET VALUATION RESERVES



Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.



An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.



SEPARATE ACCOUNT OPERATIONS



Certain annuity considerations may be invested at the participant's discretion in separate accounts. Separate accounts offered include a multifund account managed by Mutual of America Capital Management Corporation (a wholly owned subsidiary), or certain other funds managed by outside investment advisors. All fund investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), accrues directly to participants and are not reflected in the Company's consolidated statements of operations. Charges for investment advisory fees and administration fees are assessed as a percentage of the assets under management and vary based upon the investment objectives of the fund and level of administrative services provided. During 2000 and 1999 such fees were equal to approximately 1.04% and 1.10%, respectively, of the total average assets under management. Investment advisory and administrative fees are included in the consolidated statement of operations.



Investments held in the separate accounts are stated at market value. Participants' corresponding equity in the separate accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.



PREMIUMS AND ANNUITY CONSIDERATIONS



Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.



INVESTMENT INCOME AND EXPENSES



General account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.



DIVIDENDS



Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.



2. INVESTMENTS



VALUATION



The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) and equity securities at December 31, 2000 and 1999 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                             GROSS        GROSS
                                               STATEMENT   UNREALIZED   UNREALIZED       NAIC
DECEMBER 31, 2000 (IN MILLIONS)                  VALUE       GAINS        LOSSES     MARKET VALUE
-------------------------------                ---------   ----------   ----------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of
  U.S. Government corporations and
  agencies...................................  $1,793.2       $ 5.6       $  1.2       $1,797.6
Obligations of states and political
  subdivisions...............................      11.5         1.3           --           12.8
Debt securities issued by foreign
  governments................................      51.8          .8           .1           52.5
Corporate securities.........................   3,093.5        14.1        192.5        2,915.1
                                               --------       -----       ------       --------
    Total....................................  $4,950.0       $21.8       $193.8       $4,778.0
                                               ========       =====       ======       ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



2. INVESTMENTS (CONTINUED)



                                                             GROSS        GROSS
                                               STATEMENT   UNREALIZED   UNREALIZED       NAIC
DECEMBER 31, 1999 (IN MILLIONS)                  VALUE       GAINS        LOSSES     MARKET VALUE
-------------------------------                ---------   ----------   ----------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of
  U.S. Government corporations and
  agencies...................................  $1,882.9       $3.7        $ 29.0       $1,857.6
Obligations of states and political
  subdivisions...............................      11.1         .1            .5           10.7
Debt securities issued by foreign
  governments................................      90.1         .1           5.3           84.9
Corporate securities.........................   2,753.3        2.9         174.0        2,582.2
Other........................................      54.2         --            --           54.2
                                               --------       ----        ------       --------
    Total....................................  $4,791.6       $6.8        $208.8       $4,589.6
                                               ========       ====        ======       ========



Short-term fixed maturity securities with a statement value and NAIC market value of $302.7 million and $93.1 million at December 31, 2000 and 1999, respectively, are included in the above tables. As of December 31, 2000, the Company had $6.7 million (1999 -- $6.0 million) with a par value $6.4 million (1999 -- $6.0 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.



At December 31, 2000 and 1999 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:



DECEMBER 31 (IN MILLIONS)                              2000       1999
-------------------------                            --------   --------
Equity securities (common and preferred stock).....   $  8.4     $ 87.6
Bonds and notes....................................    (77.9)     (30.3)
Other invested assets..............................       --       (6.5)
                                                      ------     ------
    Net unrealized (depreciation) appreciation.....   $(69.5)    $ 50.8
                                                      ======     ======



As of December 31, 2000, five of the Company's bond investments with a book value of $93.4 million are in default and have been written down to their fair market value as determined by the NAIC. The unrealized appreciation related to the Company's common equity securities also declined by $79.2 million during the year as shown above.



MATURITIES



The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 2000 are shown below. Expected maturities may differ from

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



2. INVESTMENTS (CONTINUED)


contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.



                                                STATEMENT       NAIC
DECEMBER 31, 2000 (IN MILLIONS)                   VALUE     MARKET VALUE
-------------------------------                 ---------   ------------
Due in one year or less.......................  $  486.4      $  470.6
Due after one year through five years.........   1,576.4       1,519.7
Due after five years through ten years........   1,144.1       1,104.7
Due after ten years...........................   1,743.1       1,683.0
                                                --------      --------
    Total.....................................  $4,950.0      $4,778.0
                                                ========      ========



REALIZED INVESTMENT GAINS



Sales of fixed maturity securities were as follows:



DECEMBER 31 (IN MILLIONS)                           2000       1999
-------------------------                         --------   --------
Fixed maturity securities:
  Proceeds......................................  $1,561.5   $1,557.8
  Gross realized gains..........................       9.3        5.6
  Gross realized losses.........................      19.7       20.9



Sales of investments in fixed maturity securities resulted in $10.4 million and $15.3 million of losses being accumulated in IMR in 2000 and 1999, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2000 and 1999, $14.3 million and $16.5 million of the IMR was amortized and included in net investment income.



Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2000 and 1999 were as follows:



DECEMBER 31 (IN MILLIONS)                                2000       1999
-------------------------                              --------   --------
Equity securities (common and preferred stock).......   $38.1      $20.9
Other invested assets................................    (6.3)        --
                                                        -----      -----
    Net realized capital gains.......................   $31.8      $20.9
                                                        =====      =====



3. GUARANTEED FUNDS TRANSFERABLE



In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



3. GUARANTEED FUNDS TRANSFERABLE (CONTINUED)


The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $94.8 million and $137.3 million at December 31, 2000 and 1999, respectively. The actual interest and other allocated investment earnings on these funds amounted to $5.0 million and $44.3 million in 2000 and 1999, respectively, and are included in net investment income. Income in 1999 included a $33.2 million special one-time dividend declared in connection with the insurer's demutualization-related asset transfers and the formation of a corporate account.



4. REAL ESTATE



Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.2 million in both 2000 and 1999.



5. PENSION PLAN AND POSTRETIREMENT BENEFITS



PENSION BENEFIT AND OTHER BENEFIT PLANS



The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.



The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)


The components of net periodic benefit costs are as follows:



                                                                   PENSION                OTHER
                                                                  BENEFITS              BENEFITS
                                                             -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                      2000       1999       2000       1999
-------------------------                                      ----     --------   --------   --------
Service cost...............................................   $ 5.4      $ 6.3       $ .7       $ .8
Interest cost on PBO.......................................     7.0        6.6        1.5        1.5
Expected return on plan assets.............................   (10.2)      (7.0)        --         --
Amortization of initial net asset..........................     (.1)       (.1)        --         --
Amortization of unrecognized net loss......................     1.0        2.9         --         .3
                                                              -----      -----       ----       ----
NET BENEFIT EXPENSE........................................   $ 3.1      $ 8.7       $2.2       $2.6
                                                              =====      =====       ====       ====



The change in the projected benefit obligation and plan assets are as follows:



                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2000       1999       2000       1999
-------------------------                                ----     --------   --------   --------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year:..............................   $ 79.2     $ 93.5     $ 18.8     $ 18.0
  Service cost.......................................      5.4        6.3         .7         .8
  Interest cost......................................      7.0        6.6        1.5        1.5
  Change in assumptions..............................     13.5      (26.4)       1.9       (3.8)
  Actuarial loss.....................................      2.7         .8       (1.5)       3.1
  Benefits and expenses paid.........................     (2.7)      (1.6)      (1.0)       (.8)
                                                        ------     ------     ------     ------
PBO, end of year.....................................   $105.1     $ 79.2     $ 20.4     $ 18.8
                                                        ------     ------     ------     ------
CHANGE IN PLAN ASSETS:
Plan assets, beginning of year.......................   $ 88.9     $ 60.4     $   --     $   --
  Employer contributions.............................      5.0       19.0         --         --
  Return on plan assets..............................     (2.2)      11.0         --         --
  Benefits and expenses paid.........................     (2.7)      (1.5)        --         --
                                                        ------     ------     ------     ------
Plan assets, end of year.............................     89.0       88.9         --         --
                                                        ------     ------     ------     ------
Plan assets (lower than) in excess of PBO............   $(16.1)    $  9.7     $(20.4)    $(18.8)
                                                        ======     ======     ======     ======



At December 31, 2000 all of the qualified pension plan assets are invested in one of the Company's separate accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)


the prepaid benefit cost at December 31, 2000 and 1999, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:



                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2000       1999       2000       1999
-------------------------                                ----     --------   --------   --------
Plan assets (lower than) in excess of PBO............   $(16.1)    $  9.7     $(20.4)    $(18.8)
Remaining unrecognized initial net asset.............      (.1)       (.3)        --         --
Unrecognized prior service cost......................      3.2        3.9         --         --
Unrecognized net loss from past experience different
  from that assumed..................................     36.3        8.1        5.0        4.7
                                                        ------     ------     ------     ------
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR..........   $ 23.3     $ 21.4     $(15.4)    $(14.1)
                                                        ======     ======     ======     ======



The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $70.3 million and $72.9 million at December 31, 2000 and 1999, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $44.2 million and $37.5 million at December 31, 2000 and 1999, respectively. During 2000 and 1999, the Company made contributions to the qualified plan of $3.0 million and $11.5 million, respectively.



The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:



                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         -------------------   -------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                2000       1999       2000       1999
-------------------------------------------                ----     --------   --------   --------
Discount rate..........................................    7.65%       8.20%     7.65%      8.20%
Rate of compensation increase..........................    4.00%       4.00%     4.00%      4.00%
Expected return on plan assets.........................   11.30%      11.30%



The health care cost trend rate assumption has an affect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2000 by $2.8 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2000 by $.4 million.



SAVINGS AND OTHER INCENTIVE PLANS



All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.0 million and $1.8 million in 2000 and 1999, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)


ratios. Compensation expense recognized in 2000 and 1999 related to this plan was $.5 million and $5.0 million respectively.



6. COMMITMENTS AND CONTINGENCIES



Rental expenses were $18.8 million and $18.4 million in 2000 and 1999, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.0 million in 2001, $3.6 million in 2002, $2.9 million in 2003, $2.4 million in 2004, $1.7 million in 2005, and $2.0 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.



The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse affect on the Company's consolidated financial statements.



7. FEDERAL INCOME TAXES



Mutual of America's pension business was exempt from federal income taxation under Section 501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998 Mutual of America's pension business became subject to federal income tax. Mutual of America and its life subsidiary file federal income tax returns on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return. The Federal income tax expense for 2000 amounted to $2.0 million as compared to a benefit of $.5 million in 1999. The 2000 and 1999 federal income taxes reflected in the accompanying consolidated statements of operations and surplus arose principally from the operating results of its insurance and non-insurance subsidiaries.



The difference between the actual tax expense (benefit) reflected in the accompanying consolidated statements of operations and the expected amounts computed by applying the statutory rate of 35% to operating income arises principally from the differing statutory and tax treatment of IMR income and realized capital gains and losses on investment transactions and from the differences between the tax and statutory basis of Mutual of America's assets and liabilities. Such differences resulted from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. These transition rules will moderate Mutual of America's tax expense over the next several years. At December 31, 2000 Mutual of America had a net operating loss carryforward of approximately $64.6 million of which $56.8 million expires in 2018 and $7.8 million expires in 2019.



8. FAIR VALUE OF FINANCIAL INSTRUMENTS



The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.



Amounts related to the Company's financial instruments were are follows:



                                                              STATEMENT   ESTIMATED
DECEMBER 31, 2000 (IN MILLIONS)                                 VALUE     FAIR VALUE
-------------------------------                                 -----     ----------
ASSETS
Bonds and notes.............................................  $4,647.3     $4,475.2
Common stocks...............................................     321.3        321.3
Preferred stocks............................................      36.7         36.7
Cash and short-term investments.............................     300.0        300.0
Guaranteed funds transferable...............................      94.8         93.3
Mortgage loans..............................................      17.8         16.8
Policy loans................................................     104.9        104.9
LIABILITIES
Insurance and annuity reserves..............................  $4,950.2     $4,942.3



                                                              STATEMENT   ESTIMATED
DECEMBER 31, 1999 (IN MILLIONS)                                 VALUE     FAIR VALUE
-------------------------------                                 -----     ----------
ASSETS
Bonds and notes.............................................  $4,698.5     $4,496.5
Common stocks...............................................     412.8        412.8
Preferred stocks............................................      40.5         40.5
Cash and short-term investments.............................      81.6         81.6
Guaranteed funds transferable...............................     137.3        134.6
Mortgage loans..............................................      18.5         18.1
Policy loans................................................     103.5        103.5
LIABILITIES
Insurance and annuity reserves..............................  $4,861.7     $4,711.3



FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.



CASH AND SHORT TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.



MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.



INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.



The fair value of annuity contracts (approximately $1.4 billion and $1.3 billion at December 31, 2000 and 1999, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 6.46% and 7.83% were used at December 31, 2000 and 1999, respectively.



9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS



The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:



ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION



GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.



Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.



A general formula based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.



Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)


POLICY ACQUISITION COSTS



Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.



INSURANCE AND ANNUITY RESERVES



Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.



PREMIUM RECOGNITION



Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.



DEFERRED INCOME TAXES



GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2000 AND 1999



9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)


The tables that follow provide a reconciliation of the 2000 and 1999 statutory financial results reflected in the accompanying financial statements to a GAAP basis:



---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP SURPLUS (IN MILLIONS)       2000       1999
---------------------------------------------------------------------------------
STATUTORY SURPLUS...........................................  $  662.3   $  680.8
  Market value adjustment related to AFS bonds and notes....    (121.2)    (204.4)
  Realized capital gains....................................     100.7      111.3
  AVR.......................................................      70.4      117.7
  Deferred policy acquisition costs.........................      49.1       49.8
  Policy reserve adjustments................................      (7.2)     (23.4)
  Non-admitted assets.......................................      32.9       29.6
  Federal income taxes......................................     314.4      303.9
  Other.....................................................        .5         .4
---------------------------------------------------------------------------------
GAAP SURPLUS................................................  $1,101.9   $1,065.7
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP NET INCOME (IN MILLIONS)    2000       1999
---------------------------------------------------------------------------------
STATUTORY NET INCOME........................................  $   75.1   $   95.6
  Investment income adjustments.............................     (11.7)      (9.8)
  Realized capital gains (losses)...........................       1.0      (14.9)
  Policy reserve adjustments................................       (.9)      (1.6)
  Deferred policy acquisition costs.........................       4.4        3.2
  Deferred income taxes.....................................      (6.5)      13.9
  Other.....................................................       6.6       (3.1)
---------------------------------------------------------------------------------
GAAP NET INCOME.............................................  $   68.0   $   83.3
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF GAAP TO STATUTORY PREMIUMS (IN MILLIONS)      2000       1999
---------------------------------------------------------------------------------
GAAP PREMIUM INCOME.........................................  $   80.1   $   61.0
  Premiums from investment contracts........................     959.3      864.8
---------------------------------------------------------------------------------
STATUTORY PREMIUM INCOME....................................  $1,039.4   $  925.8
---------------------------------------------------------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------------------------------------------

(a) Financial Statements


Financial statements for 2000 for Mutual of American Separate Account No. 2 and Mutual of America Life Insurance Company are included.


(b) Exhibits


      8.(a) Amended and Restated Participation Agreement with Scudder Variable
            Life Investment Fund, dated as of February 28, 2001



       8.(c) Shared Funding Agreement with Calvert Distributors, Inc., dated as of February 28, 2001



     10.(b) Consent of Independent Public Accountants



      10.(c) Powers of Attorney for Messrs. Cummins and Reimer.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR
--------------------------------------------------------------------------------


                                                           POSITIONS AND OFFICES
NAME AND PRINCIPAL BUSINESS ADDRESS                           WITH DEPOSITOR
-----------------------------------                        ---------------------
Clifford L. Alexander, Jr.
  Washington, D.C.                                              Director
Richard M. Cummins
  New York, New York                                            Director
Roselyn P. Epps, M.D.
  Bethesda, Maryland                                            Director
Earle H. Harbison, Jr.
  St. Louis, Missouri                                           Director
Frances R. Hesselbein
  New York, New York                                            Director
William Kahn
  St. Louis, Missouri                                           Director
LaSalle D. Leffall, Jr., M.D.
  Washington, D.C.                                              Director
Fioravante G. Perotta
  New York, New York                                            Director
General Dennis J. Reimer
  Oklahoma City, Oklahoma                                       Director
Francis H. Schott
  New York, New York                                            Director
O. Stanley Smith, Jr.
  Columbia, South Carolina                                      Director
Sheila M. Smythe
  Valhalla, New York                                            Director
Elie Wiesel
  New York, New York                                            Director

                               OFFICERS-DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
William J. Flynn                     Chairman of the Board
Thomas J. Moran                      President and Chief Executive Officer
Manfred Altstadt                     Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                     Senior Executive Vice President and General Counsel
Salvatore R. Curiale                 Senior Executive Vice President, Technical Operations

                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Diane M. Aramony                     Executive Vice President, Corporate Secretary and Assistant
                                      to the Chairman
Meyer Baruch                         Senior Vice President, State Compliance and Government
                                      Regulations
Deborah Swinford Becker              Senior Vice President and Associate General Counsel
Nicholas A. Branchina                Senior Vice President and Associate Treasurer
William Breneisen                    Executive Vice President, Office of Technology
Jeremy J. Brown                      Executive Vice President and Chief Actuary
Allen J. Bruckheimer                 Senior Vice President and Associate Treasurer
Patrick Burke                        Senior Vice President, Consulting Services
Sean Carroll                         Senior Vice President, Facilities Management
William S. Conway                    Executive Vice President, Marketing and Corporate
                                      Communications
Paul J. Costagliola                  Senior Vice President Compliance, since February 2001; prior thereto, Vice President
William A. DeMilt                    Executive Vice President, Corporate Services
Warren A. Essner                     Senior Vice President and Assistant to the President and
                                      Chief Executive Officer
James E. Flynn                       Senior Vice President, International Markets
Michael Gallagher                    Senior Vice President, Direct Response and Technical
  Boca Raton, FL                      Communications
Harold J. Gannon                     Senior Vice President, Corporate Tax
Gordon Gaspard                       Senior Vice President, National Accounts
Robert Giaquinto                     Senior Vice President, MIS Operations
Thomas E. Gilliam                    Executive Vice President and Assistant to the President and
                                      Chief Executive Officer
Anne-Marie Glazier                   Senior Vice President, Human Resources, since February 2001;
                                      prior thereto, Vice President
John R. Greed                        Executive Vice President and Treasurer
Jared Gutman                         Senior Vice President, Technical Operations
Thomas A. Harwood                    Senior Vice President, Corporate Communications
Sandra Hersko                        Senior Vice President, Technical Administration
Edward J. T. Kenney                  Senior Vice President and Assistant to the President and
                                      Chief Executive Officer
Gregory A. Kleva, Jr.                Executive Vice President and Deputy General Counsel
Robert Kordecki                      Senior Vice President, Billing and Regulatory Services/Life
                                      and Disability Claims
Stanley M. Lenkowicz                 Senior Vice President and Deputy General Counsel
Daniel LeSaffre                      Senior Vice President, Human Resources and Training
Robert W. Maull                      Senior Vice President and Corporate Actuary
George L. Medlin                     Executive Vice President, Internal Audit
Lynn N. Nadler                       Senior Vice President, Training
  Boca Raton, FL
Roger F. Napoleon                    Senior Vice President and Associate General Counsel

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Peter Nicklin                        Senior Vice President, MIS Business Applications, since
                                      February 2001; prior thereto, Vice President
James C. Peterson                    Senior Vice President, Leadership Development
William Rose                         Senior Vice President, Field Operations
Dennis J. Routledge                  Senior Vice President, LAN/Telecommunications
Robert W. Ruane                      Senior Vice President, Corporate Communications and Direct
                                      Response
William G. Shannon                   Senior Vice President, Individual Financial Planning
Walter W. Siegel                     Senior Vice President and Actuary
Joan M. Squires                      Executive Vice President, Office of Technology, since
                                      February 2001; prior thereto, Senior Vice President,
                                      Business Applications
Anne M. Stanard                      Senior Vice President, Human Resources, since February 2000, prior thereto, Vice President
John Terwilliger                     Senior Vice President, Facilities Management, since February
  Boca Raton, FL                      2001; prior thereto, Vice President
Eldon Wonacott                       Senior Vice President, Field Administration
Raymond Yeager                       Senior Vice President, MIS Operations
  Boca Raton, FL


The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

ITEM 27.  NUMBER OF HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


As of March 31, 2001, there were 236,736 owners in Separate Account No. 2, 109,687 of whom were attributable to Contracts registered under SEC File No. 2-90201; 124,184 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 2,865 of whom were attributable to Contracts registered under SEC File No. 33-5609.


ITEM 32.  UNDERTAKINGS
--------------------------------------------------------------------------------

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 19th day of April, 2001.


                                                       MUTUAL OF AMERICA SEPARATE
                                                       ACCOUNT NO. 2 (REGISTRANT)

                                                       MUTUAL OF AMERICA LIFE
                                                       INSURANCE COMPANY (DEPOSITOR)

                                                       By:            /s/ MANFRED ALTSTADT
                                                            ----------------------------------------
                                                                        Manfred Altstadt
                                                               Senior Executive Vice President and
                                                                     Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 19, 2001.



                      SIGNATURE                                        TITLE
                      ---------                                        -----
                          *
     -------------------------------------------       Chairman of the Board;
                  William J. Flynn                       Director

                          *                            Chief Executive Officer and
     -------------------------------------------         President; Director (Principal
                   Thomas J. Moran                       Executive Officer)

                                                       Senior Executive Vice President
                /s/ MANFRED ALTSTADT                     and Chief Financial Officer;
     -------------------------------------------         Director (Principal Financial
                  Manfred Altstadt                       and Accounting Officer)

                          *
     -------------------------------------------       Director
             Clifford L. Alexander, Jr.

                          *
     -------------------------------------------       Senior Executive Vice President
                  Patrick A. Burns                       and General Counsel; Director

                          *
     -------------------------------------------       Director
                 Richard M. Cummins

                          *
     -------------------------------------------       Senior Executive Vice President,
                Salvatore R. Curiale                     Technical Operations; Director

                          *
     -------------------------------------------       Director
                Roselyn P. Epps, M.D.

                      SIGNATURE                                        TITLE
                      ---------                                        -----
                          *
     -------------------------------------------       Director
               Earle H. Harbison, Jr.

                          *
     -------------------------------------------       Director
                Frances R. Hesselbein

                          *
     -------------------------------------------       Director
                    William Kahn

                          *
     -------------------------------------------       Director
            LaSalle D. Leffall, Jr., M.D.

                          *
     -------------------------------------------       Director
               Fioravante G. Perrotta

                          *
     -------------------------------------------       Director
                  Dennis J. Reimer

                          *
     -------------------------------------------       Director
                  Francis H. Schott

                          *
     -------------------------------------------       Director
                O. Stanley Smith, Jr.

                          *
     -------------------------------------------       Director
                  Sheila M. Smythe

                          *
     -------------------------------------------       Director
                     Elie Wiesel



*By:                  /s/ MANFRED ALTSTADT
             --------------------------------------
                        Manfred Altstadt
                        ATTORNEY-IN-FACT

                                LIST OF EXHIBITS



8.(a) Amended and Restated Participation Agreement with Scudder Variable Life Investment Fund, dated as of February 28, 2001



8.(c) Shared Funding Agreement with Calvert Distributors, Inc., dated as of February 28, 2001



10.(b) Consent of Independent Public Accountants



10.(c) Powers of Attorney for Messrs. Cummins and Reimer